Exhibit 10.8

AWARD/CONTRACT		1.	THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)				RATING DO-A3		PAGE OF PAGES 1 97
2. CONTRACT (Proc. Inst. Ident.) NO. N00024-09-C-4207		3.	EFFECTIVE DATE 28 Jan 2009		4. REQUISITION/PURCHASE REQUEST/PROJECT NO. N0002408NR59422

5. ISSUED BY		CODE	N00024	6. ADMINISTERED BY (If other than Item 5)					CODE S2206A
NAVAL SEA SYSTEMS COMMAND				DCMA BOSTON
1333 ISAAC HULL AVE SE - MAIL STOP 2030				495 SUMMER STREET
WASHINGTON NAVY YARD DC 20376-2030				BOSTON MA 02210-2138

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)
BEACON POWER						8.	DELIVERY
65 MIDDLESEX ROAD							☐ FOB ORIGIN ☒ OTHER (See below)
TYNGSBORO MA 01879						9.	DISCOUNT FOR PROMPT PAYMENT

						10.	SUBMIT INVOICES		ITEM
						(4 copies unless otherwise specified)			Block 12
						TO THE ADDRESS
CODE 3EFH5			FACILITY CODE			SHOWN IN:
11. SHIP TO/MARK FOR		CODE		12. PAYMENT WILL BE MADE BY				CODE	HQ0337
				DFAS COLUMBUS CENTER, NORTH ENTITLEMENT
				P.O. BOX 18224
				COLUMBUS OH 43218-2264
See Schedule

13.		AUTHORITY FOR USING OTHER THAN FULL AND OPEN		14.	ACCOUNTING AND APPROPRIATION DATA
COMPETITION:				See Schedule
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

15A. ITEM NO.		15B. SUPPLIES/ SERVICES		15C. QUANTITY			15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

		SEE SCHEDULE

				15G. TOTAL AMOUNT OF CONTRACT					$3,014,163.00

16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION			PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/ CONTRACT FORM	1	☒	I	CONTRACT CLAUSES			30 - 96
☒	B	SUPPLIES OR SERVICES AND PRICES/	2 - 11	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
		COSTS		☒	J	LIST OF ATTACHMENTS			97
☒	C	DESCRIPTION/ SPECS./ WORK STATEMENT	12 - 20	PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	D	PACKAGING AND MARKING	21		K	REPRESENTATIONS, CERTIFICATIONS AND
☒	E	INSPECTION AND ACCEPTANCE	22			OTHER STATEMENTS OF OFFERORS
☒	F	DELIVERIES OR PERFORMANCE	23		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	24		M	EVALUATION FACTORS FOR AWARD
☒	H	SPECIAL CONTRACT REQUIREMENTS	25 - 29

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1        copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.

(Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)				20A. NAME OF CONTRACTING OFFICER
				TIMOTHY A. STARKER / SEA 024 - CONTRACTING OFFICER
				TEL: 202-781-3944				EMAIL: Timothy.Starker@navy.mil
19B. NAME OF CONTRACTOR			19C. DATE SIGNED	20B. UNITED STATES OF AMERICA

BY				BY	/s/ Timothy A. Starker				20C. DATE SIGNED
	(Signature of person authorized to sign)				(Signature of Contracting Officer)				28-Jan-2009

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV 12/2002)
Previous edition is usable	GPO 1985 O - 469-794	Prescribed by GSA
FAR (48 CFR) 53.214(a)

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Lot		$901,748.00
	Integrated Power System
	Research and Development activities associated with the development of Flywheel Energy Storage for Next Generation Integrated Power Systems
	FOB: Destination
	PURCHASE REQUEST NUMBER: N0002408NR59422
	CPFF

				ESTIMATED COST	$828,411.00
				FIXED FEE	$73,337.00
				TOTAL EST COST + FEE	$901,748.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001					$0.00
	Funding
	To add a line of accounting.
	FOB: Destination
	CPFF

				ESTIMATED COST	$0.00
				FIXED FEE	$0.00
				TOTAL EST COST + FEE	$0.00
	ACRN AA				$500,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002					NSP
	Data
	Data for CLIN 0001 in accordance with the attached DD Form 1423. Not separately priced. Price to be included in the prices of CLIN 0001
	FOB: Destination
	PURCHASE REQUEST NUMBER: N0002408NR59422
	CPFF

				ESTIMATED COST	$0.00
				FIXED FEE	$0.00
				TOTAL EST COST + FEE	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Hours		$2,112,415.00
	Engineering Services
	(SEE Note A)
	FOB: Destination
	PURCHASE REQUEST NUMBER: N0002408NR59422
	CPFF

				ESTIMATED COST	$1,938,928.00
				FIXED FEE	$173,487.00
				TOTAL EST COST + FEE	$2,112,415.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004			Lot		$0.00
	Support for Engineering Services
	COST
	(Cost only) (See Note B)
	FOB: Destination
	PURCHASE REQUEST NUMBER: N0002408NR59422

				ESTIMATED COST	$0.00

CLAUSES INCORPORATED BY FULL TEXT

LIMITATION OF COST/LIMITATION OF FUNDS (NAVSEA) (SEP 1990)

The clause entitled “LIMITATION OF COST” (FAR 52.232-20) or “LIMITATION OF FUNDS” (FAR 52.232-22), as appropriate, shall apply separately and independently to each separately identified estimated cost.

CLAUSES INCORPORATED BY FULL TEXT

NOTE A - The Government will fund these items as needed during the contract performance via Technical Instructions.  Engineering Services includes incidental materials (See Section C).

NOTE B:  The Government will fund this item as needed during contract performance.  Support for Engineering Services includes travel and subsistence (See Section C) on a cost only basis, with no provision for fee.

CLAUSES INCORPORATED BY FULL TEXT

PAYMENT FOR ENGINEERING SERVICES AND SUPPORT (NAVSEA) (JAN 2008)

(Applicable to CLINs 0003 and 0004)

(a) Invoices for engineering services and overtime shall contain the name(s) of engineer(s), date(s) and place(s) of performance, and a brief description of the services performed.  This information may be included in the Comments tab of the applicable WAWF document.  Each invoice shall be accompanied by a copy of the authorization for services and the original certification of performance.  These documents may be attached to the invoice as described in the Invoice Instructions in Section G.  A copy of each invoice shall be furnished to the applicable NAVSEA/DRPM/PEO code identified in Section C under Engineering Services.

(b) Invoices for subsistence and transportation shall be supported by a statement of actual costs incurred by the Contractor and claimed to be reimbursable and shall be in such form and reasonable detail as required by the cognizant Defense Contract Audit Agency (DCAA).  The Government shall make provisional payment after submission of each invoice and statement of costs.  At any time prior to final payment, DCAA may audit the invoice(s) and statement(s) of costs, as appropriate.

(c) Each provisional payment for subsistence and transportation costs shall be subject to reduction to the extent any amount included in the related invoice and statement of costs is found not to be reimbursable under the support item(s) and shall also be subject to reduction for overpayment or to increase for underpayment on preceding invoices.  Any disputes under this requirement shall be determined in accordance with the clause of this contract entitled “DISPUTES” (FAR 52.233-1).

CLAUSES INCORPORATED BY FULL TEXT

252.204-7006   BILLING INSTRUCTIONS (OCT 2005)

When submitting a request for payment, the Contractor shall—

(a) Identify the contract line item(s) on the payment request that reasonably reflect contract work performance; and

(b) Separately identify a payment amount for each contract line item included in the payment request.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

252.232-7003     ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (MAR 2008)

(a) Definitions. As used in this clause—

(1) Contract financing payment and invoice payment have the meanings given in section 32.001 of the Federal Acquisition Regulation.

(2) Electronic form means any automated system that transmits information electronically from the initiating system to all affected systems. Facsimile, e-mail, and scanned documents are not acceptable electronic forms for submission of payment requests. However, scanned documents are acceptable when they are part of a submission of a payment request made using Wide Area WorkFlow (WAWF) or another electronic form authorized by the Contracting Officer.

(3) Payment request means any request for contract financing payment or invoice payment submitted by the Contractor under this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests and receiving reports using WAWF, in one of the following electronic formats that WAWF accepts: Electronic Data Interchange, Secure File Transfer Protocol, or World Wide Web input. Information regarding WAWF is available on the Internet at https://wawf.eb.mil/.

(c) The Contractor may submit a payment request and receiving report using other than WAWF only when—

(1) The Contracting Officer authorizes use of another electronic form. With such an authorization, the Contractor and the Contracting Officer shall agree to a plan, which shall include a timeline, specifying when the Contractor will transfer to WAWF;

(2) DoD is unable to receive a payment request or provide acceptance in electronic form;

(3) The Contracting Officer administering the contract for payment has determined, in writing, that electronic submission would be unduly burdensome to the Contractor. In such cases, the Contractor shall include a copy of the Contracting Officer’s determination with each request for payment; or

(4) DoD makes payment for commercial transportation services provided under a Government rate tender or a contract for transportation services using a DoD-approved electronic third party payment system or other exempted vendor payment/invoicing system (e.g., PowerTrack, Transportation Financial Management System, and Cargo and Billing System).

(d) The Contractor shall submit any non-electronic payment requests using the method or methods specified in Section G of the contract.

(e) In addition to the requirements of this clause, the Contractor shall meet the requirements of the appropriate payment clauses in this contract when submitting payments requests.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

EXPEDITING CONTRACT CLOSEOUT (NAVSEA) (DEC 1995)

(a)  As part of the negotiated fixed price or total estimated amount of this contact, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $500 or less at the time of final contract closeout.  The term “residual dollar amount” shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded.  For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party may be considered to the extent permitted by law.

(b)  This agreement to waive entitlement to residual dollar amounts has been considered by both parties.  It is agreed that the administrative costs for either party associated with collecting such small dollar amounts could exceed the amount to be recovered.

CLAUSES INCORPORATED BY FULL TEXT

PAYMENTS OF FEE (S) (COMPLETION) (NAVSEA) (MAY 1993)

(Applicable to CLINs 0001 and 0002)

(a) For purposes of this contract, “fee” means “target fee” in cost-plus-incentive-fee type contracts, “base fee” in cost-plus-award-fee type contracts, “fixed fee” in cost-plus-fixed-fee type contracts for completion and phase type contracts.

(b) The Government shall make payments to the Contractor, subject to and in accordance with the clause in this contract entitled “FIXED FEE” (FAR 52.216-8) or “INCENTIVE FEE”, (FAR 52.216-10), as applicable.  Such payments shall be equal to nine percent (9%) of the allowable cost of each invoice submitted by and payable to the Contractor pursuant to the clause of this contract entitled “ALLOWABLE COST AND PAYMENT” (FAR 52.216-7), subject to the withholding terms and conditions of the “FIXED FEE” or “INCENTIVE FEE” clause, as applicable (percentage of fee is based on fee dollars divided by estimated cost dollars, including facilities capital cost of money).  Total fee(s) paid to the Contractor shall not exceed the fee amount(s) set forth in this contract.

(c) In the event of discontinuance of the work under this contract, or any specified phase of the contract, in accordance with the clause of this contract entitled “LIMITATION OF FUNDS” (FAR 52.232-22) or “LIMITATION OF COST” (FAR 52.232-20), as applicable, the fee shall be equitably adjusted by mutual agreement to reflect the diminution of work.  If the adjusted fee is less than the sum of all fee payments made to the Contractor under this contract, the Contractor shall repay the excess amount to the Government.  If the adjusted fee exceeds all payments made to the Contractor under this contract, the Contractor shall be paid the additional amount, subject to the availability of funds.  In no event shall the Government be required to pay the Contractor any amount in excess of the funds obligated under this contract at the time of the discontinuance of work.

(d)  Fee(s) withheld pursuant to the terms and conditions of this contract shall not be paid until the contract has been modified to reduce the fee(s) in accordance with paragraph (c) above, or until the Procuring Contracting Officer has advised the paying office in writing that no fee adjustment is required.

CLAUSES INCORPORATED BY FULL TEXT

PAYMENTS OF FEE(S) (LEVEL OF EFFORT) (NAVSEA) (MAY 1993)

(Applicable to CLIN 0003)

(a)  For purposes of this contract, “fee” means “target fee” in cost-plus-incentive-fee type contracts, “base fee” in cost-plus-award-fee type contracts, or “fixed fee” in cost-plus-fixed-fee type contracts for level of effort type contracts.

(b)  The Government shall make payments to the Contractor, subject to and in accordance with the clause in this contract entitled “FIXED FEE” (FAR 52.216-8) or “INCENTIVE FEE”, (FAR 52.216-10), as applicable.  Such payments shall be equal to nine percent (9%) of the allowable cost of each invoice submitted by and payable to the Contractor pursuant to the clause of this contract entitled “ALLOWABLE COST AND PAYMENT” (FAR 52.216-7), subject to the withholding terms and conditions of the “FIXED FEE” or “INCENTIVE FEE” clause.

(c)  The fee(s) specified in SECTION B, and payment thereof, is subject to adjustment pursuant to paragraph (g) of the special contract requirement entitled “LEVEL OF EFFORT.”  If the fee(s) is reduced and the reduced fee(s) is less than the sum of all fee payments made to the Contractor under this contract, the Contractor shall repay the excess amount to the Government.  If the final adjusted fee exceeds all fee payments made to the contractor under this contract, the Contractor shall be paid the additional amount, subject to the availability of funds.  In no event shall the Government be required to pay the Contractor any amount in excess of the funds obligated under this contract at the time of the discontinuance of work.

(d)  Fee(s) withheld pursuant to the terms and conditions of this contract shall not be paid until the contract has been modified to reduce the fee(s) in accordance with the “LEVEL OF EFFORT” special contract requirement, or until the Procuring Contracting Officer has advised the paying office in writing that no fee adjustment is required.

CLAUSES INCORPORATED BY FULL TEXT

TRAVEL COSTS - ALTERNATE I (NAVSEA) (DEC 2005)

(a)  Except as otherwise provided herein, the Contractor shall be reimbursed for its reasonable actual travel costs in accordance with FAR 31.205-46.  The costs to be reimbursed shall be those costs accepted by the cognizant DCAA.

(b)  Reimbursable travel costs include only that travel performed from the Contractor’s facility to the worksite, in and around the worksite, and from the worksite to the Contractor’s facility.

(c)  Relocation costs and travel costs incident to relocation are allowable to the extent provided in FAR 31.205-35; however, Contracting Officer approval shall be required prior to incurring relocation expenses and travel costs incident to relocation.

(d)  The Contractor shall not be reimbursed for the following daily local travel costs:

(i)  travel at U.S. Military Installations where Government transportation is available,

(ii)  travel performed for personal convenience/errands, including commuting to and from work, and

(iii) travel costs incurred in the replacement of personnel when such replacement is accomplished for the Contractor’s or employee’s convenience.

CLAUSES INCORPORATED BY FULL TEXT

CONTRACT SUMMARY FOR PAYMENT OFFICE (COST TYPE) (FEB 1997)

This entire contract is cost type.

Note: This is a Cost Plus Fixed Fee Completion (CLIN 0001) and a Cost Plus Fixed Fee, Level of Effort (CLIN 0003) type contract.

ITEM	ESTIMATED COST	FIXED FEE	TOTAL AMOUNT	MAN-HOURS

GRAND TOTAL	$2,767,339	$246,824	$3,014,163	14,196

CLAUSES INCORPORATED BY FULL TEXT

PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CITATIONS (NAVSEA) (JAN 2008)

Applicable to (CLINs 0001, 0003 and 0004)

For contracts or orders that 1) include contract line items that are funded by multiple accounting classification citations for which a contract line item or items are not broken out into separately identifiable subline items (informational subline items are not separately identifiable subline items); 2) contain cost-reimbursement or time-and-material or labor-hour line items; or 3) authorize financing payments, the payment office will make payment from each ACRN within the contract or order in the same proportion as the amount of funding currently unliquidated for each ACRN (contract-wide: proration).

CLAUSES INCORPORATED BY FULL TEXT

INVOICE INSTRUCTIONS (NAVSEA) (JAN 2008)

(a)  In accordance with the clause of this contract entitled “ELECTRONIC SUBMISSION OF PAYMENT REQUESTS” (DFARS 252.232-7003), the Naval Sea Systems Command (NAVSEA) will utilize the DoD Wide Area Workflow Receipt and Acceptance (WAWF) system to accept supplies/services delivered under this contract.  This web-based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment.  Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF.  Submission of hard copy DD250/invoices may no longer be accepted for payment.

(b)  It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com.  The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed.  Vendor Quick Reference Guides also are available at http://acquisition.navy.mil/navyaos/content/view/full/3521/.  The most useful guides are “Getting Started for Vendors” and “WAWF Vendor Guide”.

(c)  The designated CCR EB point of contact is responsible for activating the company’s CAGE code on WAWF by calling 1-866-618-5988.  Once the company is activated, the CCR EB point of contact will self-register under the company’s CAGE code on WAWF and follow the instructions for a group administrator.  After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register under the company’s CAGE code at https://wawf.eb.mil.

(d)  The contractor shall use the following document types, DODAAC codes and inspection and acceptance locations when submitting invoices in WAWF:

Type of Document (contracting officer check all that apply)

☐	Invoice (FFP Supply & Service)

☐	Invoice and Receiving Report Combo (FFP Supply)

☐	Invoice as 2-in-1 (FFP Service Only)

☒	Cost Voucher (Cost Reimbursement, T&M and LH)

☐	Receiving Report (FFP, DD250 Only)

DODAAC Codes and Inspection and Acceptance Locations (contracting officer complete appropriate information as applicable)

Issue DODAAC	N00024

Admin DODAAC	S2206A

Pay Office DODAAC	HQ0337

Inspector DODAAC	N00024

Service Acceptor DODAAC	N00024

Service Approver DODAAC	N00024

Ship To DODAAC	See Section F

DCAA Auditor DODAAC	HAA621

LPO DODAAC

Inspection Location	See Section E

Acceptance Location	See Section E

Attachments created in any Microsoft Office product may be attached to the WAWF invoice, e.g., backup documentation, timesheets, etc.  Maximum limit for size of each file is 2 megabytes.  Maximum limit for size of files per invoice is 5 megabytes.

(e)  Before closing out of an invoice session in WAWF, but after submitting the document(s), you will be prompted to send additional email notifications.  Click on “Send More Email Notification” and add the acceptor/receiver email addresses noted below in the first email address block, and add any other additional email addresses desired in the following blocks.  This additional notification to the government is important to ensure that the acceptor/receiver is aware that the invoice documents have been submitted into WAWF.

Send Additional Email Notification To:

Joseph.tannenbaum@navy.mil

(f)  The contractor shall submit invoices/cost vouchers for payment per contract terms and the government shall process invoices/cost vouchers for payment per contract terms.  Contractors approved by DCAA for direct billing will submit cost vouchers directly to DFAS via WAWF.  Final voucher submission will be approved by the ACO.

(g)  The WAWF system has not yet been implemented on some Navy programs; therefore, upon written concurrence from the cognizant Procuring Contracting Officer, the Contractor is authorized to use DFAS’s WInS for electronic end to end invoicing until the functionality of WInS has been incorporated into WAWF.

(h)  If you have any questions regarding WAWF, please contact the WAWF helpdesk at the above 1-866 number or the NAVSEA WAWF point of contact Margaret Morgan at (202) 781-4815 or margaret.morgan@navy.mil.

Section C - Descriptions and Specifications

STATEMENT OF WORK

PART 1 — CONTRACT LINE ITEM DESCRIPTION

Item 0001 — RESEARCH AND DEVELOPMENT ACTIVITIES ASSOCIATED WITH FLYWHEEL ENERGY STORAGE IN SUPPORT OF NAVAL INTEGRATED POWER SYSTEMS

1.1                                 The Contractor shall provide services, materials, facilities and personnel necessary to perform the tasks identified below.

1.2                                 The Contractor shall provide program management, planning, control, subcontracts management, schedule accounting and control, and cost accounting and control.

1.2.1                        The Contractor shall develop and maintain a Program Plan.  The Program Plan shall include an event-based schedule, reflecting how the effort will be executed, including timing of reviews.  The schedule shall be developed in a manner that reflects the Contractor’s customary way of organizing projects and the need to have a direct relationship between project events and cost projections.  The schedule shall be maintained in Microsoft Project™ format and shall be made available to the Navy electronically in Microsoft Project™ and PDF formats at regular intervals during the execution of the effort.  The Contractor shall assess potential risks associated with achievement of technical, cost, and schedule requirements and define methods or alternatives to mitigate or minimize these risks, including the identification of criteria upon which decisions can be based.  The Program Plan shall include a monthly spend plan showing the expenditures predicted throughout the period of performance.  The spend plan shall include a chart that shows funded and disbursed for the total Contract and by CLIN and shall be updated in each progress report.

1.3                                 The Contractor shall submit a monthly Progress Report that reflects the technical, schedule, and cost status of the effort.  A copy of the latest invoice shall be appended to the Progress Report.  The Progress Report shall contain the following information:

Planned efforts and costs: The Contractor shall provide a copy of the schedule established in the Program Plan that has been updated to reflect changes to planned tasks/milestones. The Contractor shall provide a brief description of the work envisioned for the ensuing reporting period highlighting any changes to the schedule, the objectives of those efforts, and an estimate of costs and man-hours associated with planned efforts.  The Contractor shall note significant accomplishments and identification of major problems/deficiencies with impact and recommended solutions.  The Contractor should identify any technical risks/challenges or problems anticipated in the next reporting period.

Actual efforts and costs: The Contractor shall provide a copy of the schedule updated to reflect work performed during the current reporting period.  The Navy expects the Contractor to maintain one schedule that will be updated monthly for both planned and actual efforts. The Contractor shall detail work performed during the current reporting period and associated financial status. Include an overall status of each milestone, task, or unit of work.   The Contractor shall document significant results of conferences, trips, or directives from the Government’s representatives.  The Contractor shall maintain an action list for programmatic and technical items that arise during the course of the effort and a status of deliverable items.

1.4                                 The Contractor shall plan, conduct and document meetings and reviews held between the Navy and the Contractor as necessary.  The Contractor and the Navy shall develop agendas for meetings jointly via electronic mail.  The Contractor shall prepare Meeting Minutes which document all material presented, key discussions and decisions made, and any action items which have arisen as a result of any meeting with the Navy or the Navy’s representatives.  Reviews shall be coordinated with major milestones and shall be scheduled to occur at a minimum of a quarterly basis.  Contractor personnel shall be available for informal conferences as required throughout performance to discuss the direction, progress, and/or significant problems encountered, and to discuss technical and fiscal information required for performance.  The Navy reserves the right to conduct an in-plant visit to the

Contractor to review implementation of the Contractor’s cost and schedule management system and to understand the methods the Contractor utilizes to determine progress.  The intent is to ensure maximum visibility of the Contractor’s technical, cost and schedule performance.

1.5                                 Advanced System Architecture Conceptual Assessment:  The Contractor shall assist NAVSEA with a system level analysis of future surface combatant electrical power energy storage needs and shall identify three to four candidate application(s) of a flywheel energy storage system that offer the most benefit in terms of overall system development and production cost, equipment volume and weight, and mission performance improvements. The Contractor shall participate as part of the Navy’s power plant upgrade architecture development team by providing characterization of the flywheel energy storage technologies under consideration so the team can include those technologies in system level trade studies. The Contractor shall independently validate the results of the trade studies. Based on the results of this initial trade studies, the Contractor shall perform a conceptual design of the notional flywheel energy storage system. The Contractor shall develop simulation models for the notional technologies.

Item 0002 — DATA

2.1                                 The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit A, attached hereto.

2.2                                 Data shall be submitted to NAVSEA PMS-320 in an electronic mailing using Microsoft Word, Microsoft Excel, Microsoft PowerPoint, Microsoft Project, or PDF file formats unless otherwise agreed to.  No paper copy shall be delivered unless otherwise agreed to by the Navy.  The Contractor’s format is acceptable, provided the technical content requirement is met.  The content requirements are specified for each data item in the SOW.

2.3                                 For those items requiring approval, approval will be based on technical content and compliance with the SOW requirements.  The Navy will make every effort to expedite review and response to the contractor.  Disapproved documents shall be modified by the Contractor in accordance with the comments provided by the Navy and resubmitted for Navy reconsideration.  Documents that are approved with comment may be considered acceptable if the Contractor acknowledges acceptance of the Navy’s comment.

Item 0003 - ENGINEERING SERVICES (NAVSEA) (MAY 1998)

The Contractor shall, at the option of the Government, furnish 10,000 man-hours of the services of qualified engineers to perform Engineering Support for follow-on investigations and hardware evaluations to determine the effectiveness of the new technologies developed herein.  A requirement of a mix of lead, senior, and intermediate level personnel in the ratio of 1:2:1 is anticipated, although the Contractor’s requirement is to deliver the total amount of support in such mix as required.  The nature of the services to be performed shall be non-severable from the scope of the remaining aspects of the contract.  As such, the manner of work to be performed under this item shall be intimately related to the core scope of the contract, shall form a logical extension of the work otherwise performed (such as completion of testing of articles developed or extending the performance capability of the articles developed), or shall provide amplifying details of the articles or technologies beyond that otherwise required herein and shall result in a specific end-product, e.g. a report.  The services shall cover the investigation of potential alternative technologies on suitable demonstration vehicles, working in support of NAVSEA objectives.  This effort shall be undertaken only as directed by written technical instructions issued by the COR.

The contractor shall furnish materials and subcontracting incidental to the engineering services as necessary to perform the efforts specified by PMS-320.  The amount of materials and subcontracting to be provided shall be equal or less than $100,000 of direct costs.  Incidental materials and subcontracting shall be fee bearing.

The engineering services shall be performed within the limits, if any, as to place(s) and period(s) specified there for, as authorized by the COR.

Each time services are performed, the engineer(s) shall obtain a certification of performance from a responsible U.S. Government official at the activity where the services were performed, citing tasks satisfactorily performed and hours worked each day.

The maximum liability of the Government for each engineering services item shall not exceed the amount set forth in the Schedule, or the amount obligated whichever is less.  If, at any time, the Contractor has reason to believe that the amounts it expects to incur in the performance of each engineering services item in the next succeeding sixty (60) days, when added to all amounts previously incurred, will exceed seventy-five percent (75%) of the amount then set forth in the Schedule; or if, at any time, the Contractor has reason to believe that the man days and/or amount for the full performance of each engineering services item will be greater than or substantially less than that set forth in the Schedule, the Contractor shall notify the Contracting Officer in writing, giving its revised estimate of the man days and/or amount for the performance of said item.  The Contractor shall not exceed the obligated amount for each engineering services item, unless and until the Contracting Officer has increased such amount in writing.

In the event the Government does not designate time(s) and place(s) sufficient for performance of the total quantity of engineering services set forth in the Schedule within the period(s) provided there for, those services not furnished shall be deemed to be terminated for the convenience of the Government at no cost to the Government.  Such termination shall be evidenced by a written document signed by the Contracting Officer and mailed or otherwise furnished to the Contractor.

Performance of the work under this effort shall be subject to written Technical Instructions (TIs) signed by the COR.  If, in the opinion of the Contractor, any technical instruction calls for effort outside the scope of the contract or is inconsistent with this requirement, the Contractor shall notify the Government Contracting Officer in writing within ten (10) working days after the receipt of any such instruction.  The Contractor shall not proceed with the work affected by the technical instruction unless and until the Government Contracting Officer notifies the Contractor that the technical instruction is within the scope of this contract.

Item 0004 - SUPPORT FOR ENGINEERING SERVICES (NAVSEA) (JUN 1992)

(a)  The Contractor shall be reimbursed for its reasonable actual subsistence, transportation, and travel time costs incurred in the performance of the related engineering services item(s) in accordance with FAR 31.205-46.  The costs to be reimbursed shall be those costs accepted by the cognizant DCAA.

(b)  Overtime shall be performed as required by the using activity and to the extent authorized by the COR.  Overtime premium to be negotiated as required.

(c)  The maximum liability of the Government for each support item shall not exceed the estimated amount set forth in the Schedule, or the amount obligated under the SLIN, whichever is less.  If, at any time, the Contractor has reason to believe that the costs it expects to incur in the performance of each support item in the next succeeding sixty (60) days, when added to all costs previously incurred, will exceed seventy-five percent (75%) of the amount then set forth in the Schedule; or if, at any time, the Contractor has reason to believe that the costs to the Government for the full performance of each support item will be greater than or substantially less than the amount set forth in the Schedule, the Contractor shall notify the Contracting Officer in writing, giving its revised estimate of such costs for the performance of said item.  The Contracting Officer may, upon receipt of such notice or whenever the Contracting Officer considers it necessary, increase or further increase the total estimated amount for the performance of each support item.  When and to the extent the estimated amount for a support item has been so increased, any amounts expended or incurred by the Contractor for performance in excess of the estimated amount there for prior to the increase, shall be paid or reimbursed to the same extent as if expended or incurred after the increase.

COMPUTER SOFTWARE AND/OR COMPUTER DATABASE(S) DELIVERED TO AND/OR RECEIVED FROM THE GOVERNMENT (NAVSEA) (APR 2004)

(a)                                  The Contractor agrees to test for viruses all computer software and/or computer databases, as defined in the clause entitled “RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION” (DFARS 252.227-7014), before delivery of that computer software or computer database in whatever media and on whatever system the software is delivered.  The Contractor warrants that any such computer software and/or computer database will be free of viruses when delivered.

(b)                                 The Contractor agrees to test any computer software and/or computer database(s) received from the Government for viruses prior to use under this contract.

(c)                                  Unless otherwise agreed in writing, any license agreement governing the use of any computer software to be delivered as a result of this contract must be paid-up and perpetual, or so nearly perpetual as to allow the use of the computer software or computer data base with the equipment for which it is obtained, or any replacement equipment, for so long as such equipment is used.  Otherwise the computer software or computer database does not meet the minimum functional requirements of this contract. In the event that there is any routine to disable the computer software or computer database after the software is developed for or delivered to the Government, that routine shall not disable the computer software or computer database until at least twenty-five calendar years after the delivery date of the affected computer software or computer database to the Government.

(d)                                 No copy protection devices or systems shall be used in any computer software or computer database delivered under this contract to restrict or limit the Government from making copies.  This does not prohibit license agreements from specifying the maximum amount of copies that can be made.

(e)                                  Delivery by the Contractor to the Government of certain technical data and other data is now frequently required in digital form rather than as hard copy.  Such delivery may cause confusion between data rights and computer software rights.  It is agreed that, to the extent that any such data is computer software by virtue of its delivery in digital form, the Government will be licensed to use that digital-form with exactly the same rights and limitations as if the data had been delivered as hard copy.

(f)                                    Any limited rights legends or other allowed legends placed by a Contractor on technical data or other data delivered in digital form shall be digitally included on the same media as the digital-form data and must be associated with the corresponding digital-form technical data to which the legends apply to the extent possible.  Such legends shall also be placed in human readable form on a visible surface of the media carrying the digital-form data as delivered, to the extent possible.

CLAUSES INCORPORATED BY FULL TEXT

Item(s) 0002 - The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit(s) A, attached hereto.

ITEM(S) 0003- ENGINEERING SERVICES (NAVSEA) (APR 2004)

(a)          The Contractor shall furnish the services of qualified engineer(s) to:

(1) Assist in planning, installation, testing, checkout, adjustment, operation, disassembly, and repair of Flywheel Energy Storage System; and

(2) Perform on-the-job instruction and training of Navy personnel (military and/or civilian). (Not applicable to SCN funded items).

(b) For purposes of this requirement, the following definitions apply:

(1) “Domestic services” means services rendered within the United States (U.S.) and/or on Navy vessels in ports within the U.S. or at sea, provided the vessel does not enter port outside the U.S.

(2) “Foreign services”means services other than domestic.

(3) “United States” means the United States, its possessions, Puerto Rico, and any other place subject to its jurisdiction, but does not include leased bases or trust territories.

(4) “Man day” means the services of one engineer for one day of eight hours, Monday through Friday (excluding holidays).

(5) “Holidays” means all Federally recognized holidays.

(c) The engineering services shall be performed within the limits, if any, as to place(s)and period(s)specified therefor, as authorized by PMS 320.

(d) When authorized under paragraph(c) above, each engineer shall perform engineering services in accordance with supplemental instructions provided by the Contract Administration Office(CAO)cognizant of vessel construction/conversion contract, a representative of the authorizing activity or a representative of the activity where the engineering services are performed, as applicable.  However, each engineer shall not be considered an employee of the Government.

(e) Travel time necessary for performance of such services shall be included in computing the man days of service.  When services are performed at sea and the engineer(s) is unable to leave the vessel when work is completed, the remaining time aboard the vessel shall be considered travel time for purposes of computing the man days of services.  However, the Contractor shall be paid for no more than one man day of service per calendar day for each engineer while in travel status.

(f) Passports, visas, inoculations and other medical requirements necessary for performance of engineering services shall be at the sole responsibility and expense of the Contractor.

(g) Each time services are performed, the engineer(s)shall obtain a certification of performance from a responsible U.S.Government official aboard the vessel or at the activity where the services were performed, citing tasks satisfactorily performed and hours worked each day.

(h) The maximum liability of the Government for each engineering services item shall not exceed the amount set forth in the Schedule, or the amount obligated whichever is less. If, at any time, the Contractor has reason to believe that the amounts it expects to incur in the performance of each engineering services item in the next succeeding sixty(60)days, when added to all amounts previously incurred, will exceed seventy-five percent(75%)of the amount then set forth in the Schedule; or if, at any time, the Contractor has reason to believe that the man days and/or amount for the full performance of each engineering services item will be greater than or substantially less than that set forth in the Schedule, the Contractor shall notify the Contracting Officer in writing, giving its revised estimate of the man days and/or amount for the performance of said item. The Contractor shall not exceed the obligated amount for each engineering services item, unless and until such amount has been increased in writing by the Contracting Officer.

(i) In the event the Government does not designate time(s)and place(s)sufficient for performance of the total quantity of engineering services set forth in the Schedule within the period(s)provided therefor, those services not furnished shall be deemed to be terminated for the convenience of the Government at no cost to the Government.  Such termination shall be evidenced by a written document signed by the Contracting Officer and mailed or otherwise furnished to the contractor.

SUPPORT FOR ENGINEERING SERVICES (NAVSEA) (JUN 1992)

(a)  The Contractor shall be reimbursed for its reasonable actual subsistence and transportation costs incurred in the performance of the related engineering services item(s) in accordance with FAR 31.205-46.  The costs to be reimbursed shall be those costs accepted by the cognizant DCAA.

(b)  Overtime shall be performed as required by the using activity and to the extent authorized by the applicable NAVSEA/DRPM/PEO code identified in Section C under Engineering Services.

(c)  The maximum liability of the Government for each support item shall not exceed the estimated amount set forth in the Schedule.  If, at any time, the Contractor has reason to believe that the costs it expects to incur in the performance of each support item in the next succeeding sixty (60) days, when added to all costs previously incurred, will exceed seventy-five percent (75%) of the amount then set forth in the Schedule; or if, at any time, the Contractor has reason to believe that the costs to the Government for the full performance of each support item will be greater than or substantially less than the amount set forth in the Schedule, the Contractor shall notify the Contracting Officer in writing, giving its revised estimate of such costs for the performance of said item.  The Contracting Officer may, upon receipt of such notice or whenever the Contracting Officer considers it necessary, increase or further increase the total estimated amount for the performance of each support item.  When and to the extent the estimated amount for a support item has been so increased, any amounts expended or incurred by the Contractor for performance in excess of the estimated amount therefor prior to the increase, shall be paid or reimbursed to the same extent as if expended or incurred after the increase.

COMPUTER SOFTWARE AND/OR COMPUTER DATABASE(S) DELIVERED TO AND/OR RECEIVED FROM THE GOVERNMENT (NAVSEA) (APR 2004)

(a)                                  The Contractor agrees to test for viruses all computer software and/or computer databases, as defined in the clause entitled “RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION” (DFARS 252.227-7014), before delivery of that computer software or computer database in whatever media and on whatever system the software is delivered.  The Contractor warrants that any such computer software and/or computer database will be free of viruses when delivered.

(b)                                 The Contractor agrees to test any computer software and/or computer database(s) received from the Government for viruses prior to use under this contract.

(c)                                  Unless otherwise agreed in writing, any license agreement governing the use of any computer software to be delivered as a result of this contract must be paid-up and perpetual, or so nearly perpetual as to allow the use of the computer software or computer data base with the equipment for which it is obtained, or any replacement equipment, for so long as such equipment is used.  Otherwise the computer software or computer database does not meet the minimum functional requirements of this contract. In the event that there is any routine to disable the computer software or computer database after the software is developed for or delivered to the Government, that routine shall not disable the computer software or computer database until at least twenty-five calendar years after the delivery date of the affected computer software or computer database to the Government.

(d)                                 No copy protection devices or systems shall be used in any computer software or computer database delivered under this contract to restrict or limit the Government from making copies.  This does not prohibit license agreements from specifying the maximum amount of copies that can be made.

(e)                                  Delivery by the Contractor to the Government of certain technical data and other data is now frequently required in digital form rather than as hard copy.  Such delivery may cause confusion between data rights and computer software rights.  It is agreed that, to the extent that any such data is computer software by virtue of its delivery in digital form, the Government will be licensed to use that digital-form with exactly the same rights and limitations as if the data had been delivered as hard copy.

(f)                                    Any limited rights legends or other allowed legends placed by a Contractor on technical data or other data delivered in digital form shall be digitally included on the same media as the digital-form data and must be associated with the corresponding digital-form technical data to which the legends apply to the extent possible.  Such legends shall also be placed in human readable form on a visible surface of the media carrying the digital-form data as delivered, to the extent possible.

CONTRACTOR’S PROPOSAL (NAVSEA) (MAR 2001)

(a)  Performance of this contract by the Contractor shall be conducted and performed in accordance with detailed obligations to which the Contractor committed itself in Proposal entitled, “FLYWHEEL ENERGY STORAGE IN SUPPORT OF NAVAL INTEGRATED POWER SYSTEMS” dated May 1, 2008 in response to NAVSEA Solicitation No. N00024-05-R-4201.

(b)  The technical volume(s) of the Contractor’s proposal is incorporated by reference and hereby made subject to the provisions of the “ORDER OF PRECEDENCE” (FAR 52.215-8) clause of this contract.  Under the “ORDER OF PRECEDENCE” clause, the technical volume of the Contractor’s proposal referenced herein is hereby designated as item (f) of the clause, following “the specification” in the order of precedence.

INFORMATION AND DATA FURNISHED BY THE GOVERNMENT - ALTERNATE II (NAVSEA) (JAN 2008)

(a)  NAVSEA Form 4340/2 or Schedule C, as applicable, Government Furnished Information, attached hereto, incorporates by listing or specific reference, all the data or information which the Government has provided or will provide to the Contractor except for -

(1)  The specifications set forth in Section C, and

(2)  Government specifications, including drawings and other Government technical documentation which are referenced directly or indirectly in the specifications set forth in Section C and which are applicable to this contract as specifications, and which are generally available and provided to Contractors or prospective Contractors upon proper request, such as Federal or Military Specifications, and Standard Drawings, etc.

(b)  Except for the specifications referred to in subparagraphs (a)(1) and (2) above, the Government will not be obligated to provide to the Contractor any specification, drawing, technical documentation or other publication which is not listed or specifically referenced in NAVSEA Form 4340/2 or Schedule C, as applicable, notwithstanding anything to the contrary in the specifications, the publications listed or specifically referenced in NAVSEA Form 4340/2 or Schedule C, as applicable, the clause entitled “GOVERNMENT PROPERTY” (FAR

52.245-1) or “GOVERNMENT PROPERTY INSTALLATION OPERATION  SERVICES “ (FAR 52.245-2), as applicable, as applicable, or any other term or condition of this contract.

(c)(1)  The Contracting Officer may at any time by written order:

(i)    delete, supersede, or revise, in whole or in part, data listed or specifically referenced in NAVSEA Form 4340/2 or Schedule C, as applicable; or

(ii)   add items of data or information to NAVSEA Form 4340/2 or Schedule C, as applicable; or

(iii)  establish or revise due dates for items of data or information in NAVSEA Form 4340/2 or Schedule C, as applicable.

(2)  If any action taken by the Contracting Officer pursuant to subparagraph (c)(1) immediately above causes an increase or decrease in the costs of, or the time required for, performance of any part of the work under this contract, the contractor may be entitled to an equitable adjustment in the contract amount and delivery schedule in accordance with the procedures provided for in the “CHANGES” clause of this contract.

USE OF NAVY SUPPORT CONTRACTORS FOR OFFICIAL CONTRACT FILES (NAVSEA) (APR 2004)

(a) NAVSEA may use a file room management support contractor, hereinafter referred to as “the support contractor”, to manage its file room, in which all official contract files, including the official file supporting this procurement, are retained.  These official files may contain information that is considered a trade secret, proprietary, business sensitive or otherwise protected pursuant to law or regulation, hereinafter referred to as “protected information”.  File room management services consist of any of the following: secretarial or clerical support; data entry; document reproduction, scanning, imaging, or destruction; operation, management, or maintenance of paper-based or electronic mail rooms, file rooms, or libraries; and supervision in connection with functions listed herein.

(b) The cognizant Contracting Officer will ensure that any NAVSEA contract under which these file room management services are acquired will contain a requirement that:

(1) The support contractor not disclose any information;

(2) Individual employees are to be instructed by the support contractor regarding the sensitivity of the official contract files;

(3) The support contractor performing these services be barred from providing any other supplies and/or services, or competing to do so, to NAVSEA for the period of performance of its contract and for an additional three years thereafter unless otherwise provided by law or regulation; and,

(4) In addition to any other rights the contractor may have, it is a third party beneficiary who has the right of direct action against the support contractor, or any person to whom the support contractor has released or disclosed protected information, for the unauthorized duplication, release, or disclosure of such protected information.

(c) Execution of this contract by the contractor is considered consent to NAVSEA’s permitting access to any information, irrespective of restrictive markings or the nature of the information submitted, by its file room management support contractor for the limited purpose of executing its file room support contract responsibilities.

(d) NAVSEA may, without further notice, enter into contracts with other contractors for these services.  Contractors are free to enter into separate non-disclosure agreements with the file room contractor.  (Please contact Director, E

Business Division for contractor specifics.)  However, any such agreement will not be considered a prerequisite before information submitted is stored in the file room or otherwise encumber the government.

Section D - Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

All unclassified data shall be prepared for shipment in accordance with best commercial practice.

Classified reports, data, and documentation shall be prepared for shipment in accordance with National Industrial Security Program Operating Manual (NISPOM), DOD 5220.22-M dated 28 February 2006.

CLAUSES INCORPORATED BY FULL TEXT

Item(s) 0001 - The supplies furnished hereunder shall be packaged in accordance with best commercial practice.

MARKING OF REPORTS (NAVSEA) (SEP 1990)

All reports delivered by the Contractor to the Government under this contract shall prominently show on the cover of the report:

(1) name and business address of the Contractor

(2)  contract number

(3)  contract dollar amount

(4)  whether the contract was competitively or non-competitively awarded

(5) sponsor:	JOSEPH TANNENBAUM
(Name of Individual Sponsor)
NAVSEA PMS-320
(Name of Requiring Activity)
WASHINGTON NAVY YARD, D.C. 20376
(City and State)

Section E - Inspection and Acceptance

CLAUSES INCORPORATED BY REFERENCE

52.246-3	Inspection Of Supplies Cost-Reimbursement	MAY 2001
52.246-5	Inspection Of Services Cost-Reimbursement	APR 1984
52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001
52.246-16	Responsibility For Supplies	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

Item(s) 0001 - Inspection and acceptance shall be made by the Contracting Officer’s Representative (COR) or a designated representative of the Government.

Item 0002-  Inspection and acceptance of all data shall be as specified on the attached Contract Data Requirements List(s), DD Form 1423.

Item(s) 0003 - Acceptance shall be made by the cognizant ACO upon receipt of a copy of the authorization for services and the original certification of performance.

Item(s) 0001 - Acceptance shall be made by the cognizant ACO upon receipt of a copy of the authorization for services and the original certification of performance.

Section F - Deliveries or Performance

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

CLAUSES INCORPORATED BY FULL TEXT

The Contractor shall perform the work described in SECTION C, at the level of effort specified in SECTION B, as follows:

ITEM(S)	FROM	TO

0001	Date of award	12 Months after award
000101	Date of award	30 September 2009
0003	Date of award	36 Months after award
0004	Date of award	36 Months after award

All data to be furnished under this contract shall be delivered prepaid to the destination(s) and at the time(s) specified on the Contract Data Requirements List(s), DD Form 1423.

Section G - Contract Administration Data

CLAUSES INCORPORATED BY FULL TEXT

CONTRACT ADMINISTRATION DATA

Enter below the address (street and number, city, county, state and zip code) of the Contractor’s facility which will administer the contract if such address is different from the address shown on the SF 26 or SF 33, as applicable.

CLAUSES INCORPORATED BY FULL TEXT

CONTRACTING OFFICER’S	COMMANDER
REPRESENTATIVE:	ATTN: Joseph Tannenbaum
NAVAL SEA SYSTEMS COMMAND PMS 320
1333 ISAAC HULL AVENUE SE STOP 2203
WASHINGTON NAVY YARD DC 20376 -2203
Telephone No. 202/781-2629
Fax No. 202/781-4778
Email Address: joseph.tannenbaum@navy.mil

The Contractor shall forward a copy of all invoices to the Contracting Officer’s Representative.

PURCHASING OFFICE	COMMANDER
REPRESENTATIVE:	ATTN: Timothy A. Starker
NAVAL SEA SYSTEMS COMMAND
1333 ISAAC HULL AVENUE SE STOP
WASHINGTON NAVY YARD DC 20376
Telephone No. 202/781-3944
Fax No. 202/781-4637
Email Address: timothy.starker@navy.mil

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

NAVSEA 5252.202-9101 ADDITIONAL DEFINITIONS (MAY 1993)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a) DEPARTMENT   means the Department of the Navy.

(b) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR)   All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.

(c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION   All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

(d) NATIONAL STOCK NUMBERS   Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number (NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

(1)  National Item Identification Number (NIIN).  The number assigned to each approved Item Identification under the Federal Cataloging Program.  It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code.  The remaining positions consist of a seven digit non significant number.

(2)  National Stock Number (NSN).  The National Stock Number (NSN) for an item of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position NIIN assigned to the item of supply.

CLAUSES INCORPORATED BY FULL TEXT

5252.216-9122  LEVEL OF EFFORT (DEC 2000)

(a)  The Contractor agrees to provide the total level of effort specified in the next sentence in performance of the work described in Sections B and C of this contract.  The total level of effort for the performance of this contract shall be 10,000 total man-hours of direct labor, including subcontractor direct labor for those subcontractors specifically identified in the Contractor’s proposal as having hours included in the proposed level of effort.

(b)  Of the total man-hours of direct labor set forth above, it is estimated that 0 (Offeror to fill-in) man-hours are uncompensated effort.

Uncompensated effort is defined as hours provided by personnel in excess of 40 hours per week without additional compensation for such excess work.  All other effort is defined as compensated effort.  If no effort is indicated in the first sentence of this paragraph, uncompensated effort performed by the Contractor shall not be counted in fulfillment of the level of effort obligations under this contract.

(c)  Effort performed in fulfilling the total level of effort obligations specified above shall only include effort performed in direct support of this contract and shall not include time and effort expended on such things as (local travel to and from an employee’s usual work location), uncompensated effort while on travel status, truncated lunch periods, work (actual or inferred) at an employee’s residence or other non-work locations (except as provided in paragraph (j) below), or other time and effort which does not have a specific and direct contribution to the tasks described in Sections B and C.

(d)  The level of effort for this contract shall be expended at an average rate of approximately  hours per week.  It is understood and agreed that the rate of man-hours per month may fluctuate in pursuit of the technical objective, provided such fluctuation does not result in the use of the total man-hours of effort prior to the expiration of the term hereof, except as provided in the following paragraph.

(e)  If, during the term hereof, the Contractor finds it necessary to accelerate the expenditure of direct labor to such an extent that the total man-hours of effort specified above would be used prior to the expiration of the term, the Contractor shall notify the Contracting Officer in writing setting forth the acceleration required, the probable benefits which would result, and an offer to undertake the acceleration at no increase in the estimated cost or fee together with an offer, setting forth a proposed level of effort, cost breakdown, and proposed fee, for continuation of the work until expiration of the term hereof.  The offer shall provide that the work proposed will be subject to the terms and conditions of this contract and any additions or changes required by then current law, regulations, or directives, and that the offer, with a written notice of acceptance by the Contracting Officer, shall constitute a binding contract.  The Contractor shall not accelerate any effort until receipt of such written approval by the Contracting Officer.  Any agreement to accelerate will be formalized by contract modification.

(f)  The Contracting Officer may, by written order, direct the Contractor to accelerate the expenditure of direct labor such that the total man-hours of effort specified in paragraph (a) above would be used prior to the expiration of the term.  This order shall specify the acceleration required and the resulting revised term.  The Contractor shall acknowledge this order within five days of receipt.

(g)  If the total level of effort specified in paragraph (a) above is not provided by the Contractor during the period of this contract, the Contracting Officer, at its sole discretion, shall either (i) reduce the fee of this contract as follows:

Fee Reduction = Fee (Required LOE - Expended LOE)
Required LOE

or (ii) subject to the provisions of the clause of this contract entitled “LIMITATION OF COST” (FAR 52.232-20) or “LIMITATION OF COST (FACILITIES)” (FAR 52.232-21), as applicable, require the Contractor to continue to perform the work until the total number of man-hours of direct labor specified in paragraph (a) above shall have been expended, at no increase in the fee of this contract.

(h)  The Contractor shall provide and maintain an accounting system, acceptable to the Administrative Contracting Officer and the Defense Contract Audit Agency (DCAA), which collects costs incurred and effort (compensated and uncompensated, if any) provided in fulfillment of the level of effort obligations of this contract.  The Contractor shall indicate on each invoice the total level of effort claimed during the period covered by the invoice, separately identifying compensated effort and uncompensated effort, if any.

(i)  Within 45 days after completion of the work under each separately identified period of performance hereunder, the Contractor shall submit the following information in writing to the Contracting Officer with copies to the cognizant Contract Administration Office and to the DCAA office to which vouchers are submitted:  (1) the total number of man-hours of direct labor expended during the applicable period; (2) a breakdown of this total showing the number of man-hours expended in each direct labor classification and associated direct and indirect costs; (3) a breakdown of other costs incurred; and (4) the Contractor’s estimate of the total allowable cost incurred under the contract for the period.  Within 45 days after completion of the work under the contract, the Contractor shall submit, in addition, in the case of a cost underrun; (5) the amount by which the estimated cost of this contract may be reduced to recover excess funds and, in the case of an underrun in hours specified as the total level of effort; and (6) a calculation of the appropriate fee reduction in accordance with this clause.  All submissions shall include subcontractor information.

(j) Unless the Contracting Officer determines that alternative worksite arrangements are detrimental to contract performance, the Contractor may perform up to 10% of the hours at an alternative worksite, provided the Contractor has a company-approved alternative worksite plan.  The primary worksite is the traditional “main office” worksite. An alternative worksite means an employee’s residence or a telecommuting center.  A telecommuting center is a geographically convenient office setting as an alternative to an employee’s main office. The Government reserves the right to review the Contractor’s alternative worksite plan. In the event performance becomes unacceptable, the Contractor will be prohibited from counting the hours performed at the alternative worksite in fulfilling the total level of effort obligations of the contract. Regardless of work location, all contract terms and conditions, including security requirements and labor laws, remain in effect.  The Government shall not incur any additional cost nor provide additional equipment for contract performance as a result of the Contractor’s election to implement an alternative worksite plan.

(k) Notwithstanding any of the provisions in the above paragraphs, the Contractor may furnish man-hours up to five percent in excess of the total man-hours specified in paragraph (a) above, provided that the additional effort is furnished within the term hereof, and provided further that no increase in the estimated cost or fee is required.

NAVSEA 5252.227-9113  GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM (OCT 2006)

(a) The Contractor shall participate in the appropriate interchange of the Government-Industry Data Exchange Program (GIDEP) in accordance with NAVSEA S0300-BU-GYD-010 dated November 1994.  Data entered is retained by the program and provided to qualified participants.  Compliance with this requirement shall not relieve the Contractor from complying with any other requirement of the contract.

(b) The Contractor agrees to insert paragraph (a) of this requirement in any subcontract hereunder exceeding $500,000.00.  When so inserted, the word “Contractor” shall be changed to “Subcontractor”.

(c) GIDEP materials, software and information are available without charge from:

GIDEP

P.O. Box 8000

Corona, CA 92878-8000

Phone:     (951) 898-3207

FAX:       (951) 898-3250

Internet:   http://www.gidep.org

5252.232-9104  ALLOTMENT OF FUNDS (JAN 2008)

(a)  This contract is incrementally funded with respect to both cost and fee.  The amount(s) presently available and allotted to this contract for payment of fee for incrementally funded contract line item number/contract subline item number (CLIN/SLIN), subject to the clause entitled “FIXED FEE” (FAR

52.216-8) or “INCENTIVE FEE” (FAR 52.216-10), as appropriate, is specified below.  The amount(s) presently available and allotted to this contract for payment of cost for incrementally funded CLINs/SLINs is set forth below.  As provided in the clause of this contract entitled “LIMITATION OF FUNDS” (FAR 52.232-22), the CLINs/SLINs covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

			ESTIMATED
ITEM(S)	ALLOTED TO COST	ALLOTTED TO FEE	PERIOD OF PERFORMANCE
000101	$458,716	$41,284	September 30, 2009

(b)  The parties contemplate that the Government will allot additional amounts to this contract from time to time for the incrementally funded CLINs/SLINs by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs/SLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

(c)  CLINs/SLINs       are fully funded and performance under these CLINs/SLINs is subject to the clause of this contract entitled “LIMITATION OF COST” (FAR 52.232-20).

(d)  The Contractor shall segregate costs for the performance of incrementally funded CLINs/SLINs from the costs of performance of fully funded CLINs/SLINs.

NAVSEA 5252.242-9115 TECHNICAL INSTRUCTIONS (APR 1999)

(a)  Performance of the work hereunder may be subject to written technical instructions signed by the Contracting Officer’s Representative specified in Section G of this contract.  As used herein, technical instructions are defined to include the following:

(1)  Directions to the Contractor which suggest pursuit of certain lines of inquiry, shift work emphasis, fill in details or otherwise serve to accomplish the contractual statement of work.

(2)  Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

(b)  Technical instructions must be within the general scope of work stated in the contract.  Technical instructions may not be used to:  (1) assign additional work under the contract; (2) direct a change as defined in the “CHANGES” clause of this contract; (3) increase or decrease the contract price or estimated contract amount (including fee), as applicable, the level of effort, or the time required for contract performance; or (4) change any of the terms, conditions or specifications of the contract.

(c)  If, in the opinion of the Contractor, any technical instruction calls for effort outside the scope of the contract or is inconsistent with this requirement, the Contractor shall notify the Contracting Officer in writing within ten (10) working days after the receipt of any such instruction.  The Contractor shall not proceed with the work affected by the technical instruction unless and until the Contractor is notified by the Contracting Officer that the technical instruction is within the scope of this contract.

(d)  Nothing in the foregoing paragraph shall be construed to excuse the Contractor from performing that portion of the contractual work statement which is not affected by the disputed technical instruction.

NAVSEA 5252.245-9106  FACILITIES TO BE GOVERNMENT FURNISHED (COST-REIMBURSEMENT) (APR 2008)

(a)(1)  The estimated cost and fee, if any, and delivery schedule set forth in this contract contemplate the rent free use of the facilities identified in paragraph (b) below and in paragraph (d) (applicable only for research and development contracts) if such paragraph (d) is added to this requirement.  If the Government limits or terminates the Contractor’s rent free use of said facilities, and such action affects the ability of the Contractor to perform this contract in accordance with its terms and conditions, then an equitable adjustment in the estimated cost and fee, if any, or delivery schedule, or both, shall be made pursuant to the clause entitled “CHANGES- COST-REIMBURSEMENT” (FAR 52.243 2), provided, however, that if the limitation or termination is due to failure by the Contractor to perform its obligations under this contract, the Contractor shall be entitled only to such adjustment as the Contracting Officer determines as a fact to be appropriate under the circumstances.

(2)  For the purposes of this requirement, facilities means industrial property (other than material, special tooling, military property, and special test equipment) for production, maintenance, research, development, or test, including real property and rights therein, buildings, structures, improvements, and plant equipment as defined in FAR Part 45.

(b)  The Contractor is authorized to acquire or use the facilities described below upon the prior written approval of the cognizant Contract Administration Office, which shall determine that such facilities are required to carry out the work provided for by this contract.  Immediately upon delivery of each item of approved facilities to the Contractor’s plant, the Contractor shall notify the cognizant Contract Administration Office of the receipt of such facilities owned by the Government, which shall be made a part of the plant account assigned to the Contractor at that location.

DESCRIPTION AND IDENTITY OF FACILITIES

(c)(1)  In the event that the cumulative total acquisition costs (actual or estimated) of all facilities provided by the Naval Sea Systems Command to the Contractor at the same plant or general location (including the facilities to be furnished hereunder) does not exceed $50,000, such facilities shall be provided to the Contractor as Government Property subject to and in accordance with the clause entitled “GOVERNMENT PROPERTY” (FAR 52.245 1), unless there is in existence a facilities management contract at the same plant or general location.

(2)  In the event there is in existence a facilities management contract effective at the same plant or general location, the facilities provided hereunder shall be made subject to all the terms and conditions of the facilities management contract.

(d) In addition to those items of facilities identified in paragraph (b) above, the following items may be required for the complete performance of the work called for by this contract:

ADDITIONAL ITEMS OF FACILITIES

Accordingly, the right of the parties to agree upon such additional facilities during the term of performance of this contract is hereby expressly reserved.  The aggregate total value of facilities provided shall in no case exceed $50,000 at any one plant or general location.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data—Modifications	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data—Modifications	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-20 Alt I	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data (Oct 1997) - Alternate I	OCT 1997
52.216-7	Allowable Cost And Payment	DEC 2002
52.216-8	Fixed Fee	MAR 1997

CLAUSES INCORPORATED BY FULL TEXT

52.219-1      SMALL BUSINESS PROGRAM REPRESENTATIONS (MAY 2004)

(a)(1) The North American Industry Classification System (NAICS) code for this acquisition is          (insert NAICS code).

(2) The small business size standard is          (insert size standard).

(3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(b) Representations. (1) The offeror represents as part of its offer that it (  ) is, (  ) is not a small business concern.

(2) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, for general statistical purposes, that it (  ) is, (  ) is not a small disadvantaged business concern as defined in 13 CFR 124.1002.

(3) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it (  ) is, (  ) is not a women-owned small business concern.

(4) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it (  ) is, (  ) is not a veteran-owned small business concern.

(5) (Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.) The offeror represents as part of its offer that it (  ) is, (  ) is not a service-disabled veteran-owned small business concern.

(6) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, as part of its offer, that—

(i) It (  ) is, (  ) is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126; and

(ii) It (  ) is, (  ) is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (b)(6)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. (The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:                        .) Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

(c) Definitions.  As used in this provision—

Service-disabled veteran-owned small business concern—

(1) Means a small business concern—

(i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

(ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a service-disabled veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

“Small business concern,” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision.

Veteran-owned small business concern means a small business concern—

(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

(2) The management and daily business operations of which are controlled by one or more veterans.

“Women-owned small business concern,” means a small business concern —

(1) That is at least 51 percent owned by one or more women; in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(2) Whose management and daily business operations are controlled by one or more women.

(d) Notice.

(1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

(2) Under 15 U.S.C. 645(d), any person who misrepresents a firm’s status as a small, HUBZone small,  small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall—

(i) Be punished by imposition of fine, imprisonment, or both;

(ii) Be subject to administrative remedies, including suspension and debarment; and

(iii) Be ineligible for participation in programs conducted under the authority of the Act.

(End of provision)

CLAUSES INCORPORATED BY REFERENCE

52.219-4	Notice of Price Evaluation Preference for HUBZone Small Business Concerns	JUL 2005
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9	Small Business Subcontracting Plan	APR 2008
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-4	Contract Work Hours and Safety Standards Act - Overtime Compensation	JUL 2005
52.222-19	Child Labor — Cooperation with Authorities and Remedies	FEB 2008
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006

52.222-50	Combating Trafficking in Persons	AUG 2007
52.223-5	Pollution Prevention and Right-to-Know Information	AUG 2003
52.223-6	Drug-Free Workplace	MAY 2001
52.223-11	Ozone-Depleting Substances	MAY 2001
52.223-12	Refrigeration Equipment and Air Conditioners	MAY 1995
52.223-13	Certification of Toxic Chemical Release Reporting	AUG 2003
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-8	Duty-Free Entry	FEB 2000
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-10	Filing Of Patent Applications—Classified Subject Matter	DEC 2007
52.227-11	Patent Rights—Ownership By The Contractor	DEC 2007
252.227-7017	Identification and Assertion of Use, Release, or Disclosure Restrictions	JUN 1995
52.228-5	Insurance - Work On A Government Installation	JAN 1997
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.230-2	Cost Accounting Standards	APR 1998
52.230-3	Disclosure And Consistency Of Cost Accounting Practices	APR 1998
52.230-6	Administration of Cost Accounting Standards	MAR 2008
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984
52.232-22	Limitation Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-25 Alt I	Prompt Payment (Oct 2008) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-1 Alt I	Disputes (Jul 2002) - Alternate I	DEC 1991
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004

CLAUSES INCORPORATED BY FULL TEXT

252.235-7010     Acknowledgment of Support and Disclaimer.  (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the [name of contracting agency(ies)] under Contract No. [Contracting agency(ies) contract number(s)].

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the [name of contracting agency(ies)].

CLAUSES INCORPORATED BY REFERENCE

52.237-2	Protection Of Government Buildings, Equipment, And Vegetation	APR 1984
52.237-3	Continuity Of Services	JAN 1991
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.243-6	Change Order Accounting	APR 1984
52.244-2	Subcontracts	JUN 2007
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	MAR 2007
52.245-1	Government Property	JUN 2007
52.245-9	Use And Charges	JUN 2007
52.246-23	Limitation Of Liability	FEB 1997
52.246-25	Limitation Of Liability—Services	FEB 1997
52.247-68	Report of Shipment (REPSHIP)	FEB 2006
52.248-1	Value Engineering	FEB 2000
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

52.252-2      CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

FAR at http://www.arnet.gov/far/  &  DFARS at http://www.acq.osd.mil/dp/dars/dfars.html

(End of clause)

CLAUSES INCORPORATED BY REFERENCE

52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.204-7006	Billing Instructions	OCT 2005
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7000	Acquisition Streamlining	DEC 1991

252.211-7007	Item Unique Identification of Government Property	SEP 2007
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	DEC 2006
252.219-7003	Small Business Subcontracting Plan (DOD Contracts)	APR 2007
252.223-7004	Drug Free Work Force	SEP 1988
252.223-7006	Prohibition On Storage And Disposal Of Toxic And Hazardous Materials	APR 1993
252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7005	Identification Of Expenditures In The United States	JUN 2005
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	MAY 2007
252.225-7007	Prohibition on Acquisition of United States Munitions List Items from Communist Chinese Military Companies	SEP 2006
252.225-7012	Preference For Certain Domestic Commodities	MAR 2008
252.225-7013	Duty-Free Entry	OCT 2006
252.225-7014	Preference For Domestic Specialty Metals	JUN 2005
252.225-7014 (Dev) Alt I	Preference for Domestic Specialty Metals Alternate I (Deviation 2008-O0002)	OCT 2007
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	MAR 2006
252.225-7025	Restriction on Acquisition of Forgings	JUL 2006
252.225-7030	Restriction On Acquisition Of Carbon, Alloy, And Armor Steel Plate	DEC 2006
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions—Computer Software	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.242-7004	Material Management And Accounting System	NOV 2005
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	JAN 2007
252.246-7001	Warranty Of Data	DEC 1991
252.246-7003	Notification of Potential Safety Issues	JAN 2007
252.249-7002	Notification of Anticipated Program Termination or Reduction	DEC 2006

CLAUSES INCORPORATED BY FULL TEXT

52.215-21      REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997)

(a) Exceptions from cost or pricing data. (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.403-4 on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable—

(i) Identification of the law or  regulation  establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

(ii) Information on modifications of contracts or subcontracts for commercial items. (A) If—

(1) The original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition or prices set by law or  regulation, or was a contract or subcontract for the  acquisition  of a commercial item; and

(2) The modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the  acquisition  of a commercial item to a contract or subcontract for the  acquisition  of an item other than a commercial item.

(B) For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include—

(1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is  being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

(2) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market.

(3) For items included on an active  Federal  Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

(2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or  regulation , access does not extend to cost or profit information or other data relevant solely to the Contractor’s determination of the prices to be offered in the catalog or marketplace.

(b) Requirements for cost or pricing data. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

(1) The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

52.222-2      PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed ZERO or the overtime premium is paid for work —

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall—

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

* Insert either “zero” or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in paragraph (a)(1) through (a)(4) of the clause.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

52.222-39 NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES (DEC 2004)

(a) Definition. As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N.W.

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to—

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

52.234-1     INDUSTRIAL RESOURCES DEVELOPED UNDER DEFENSE PRODUCTION ACT TITLE III

(DEC 1994)

(a) Definitions.

“Title III industrial resource” means materials, services, processes, or manufacturing equipment (including the processes, technologies, and ancillary services for the use of such equipment) established or maintained under the authority of Title III, Defense Production Act (50 U.S.C. App. 2091-2093)..

“Title III project contractor” means a contractor that has received assistance for the development or manufacture of an industrial resource under 50 U.S.C. App. 2091-2093, Defense Production Act.

(b) The Contractor shall refer any request from a Title III project contractor for testing and qualification of a Title III industrial resource to the Contracting Officer.

(c) Upon the direction of the Contracting Officer, the Contractor shall test Title III industrial resources for qualification. The Contractor shall provide the test results to the Defense Production Act Office, Title III Program, located at Wright Patterson Air Force Base, Ohio 45433-7739.

(d) When the Contracting Officer modifies the contract to direct testing pursuant to this clause, the Government will provide the Title III industrial resource to be tested and will make an equitable adjustment in the contract for the costs of testing and qualification of the Title III industrial resource.

(e) The Contractor agrees to insert the substance of this clause, including paragraph (e), in every subcontract issued in performance of this contract.

(End of clause)

52.243-7     NOTIFICATION OF CHANGES (APR 1984)

(a) Definitions.

“Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer.

“Specifically authorized representative (SAR),”  as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract.  Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing, within 30 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state—

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including—

(i) What contract line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.

(c) Continued performance.  Following submission of the notice required by (b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in (b) above, notice shall be given in the manner provided.  All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing and copies furnished to the Contractor and to the Contracting Officer.  The Contracting Officer shall countermand any action which exceeds the authority of the SAR.

(d) Government response.  The Contracting Officer shall promptly, within 45 calendar days after receipt of notice, respond to the notice in writing.  In responding, the Contracting Officer shall either—

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

(4) In the event the Contractor’s notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments.

(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made—

(i) In the contract price or delivery schedule or both; and

(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly.  In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect.  When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property.  The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

Note:  The phrases “contract price” and “cost” wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of clause)

52.244-2      SUBCONTRACTS (JUN 2007)

(a) Definitions. As used in this clause—

Approved purchasing system means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds—

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

N/A

(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting—

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

(End of clause)

52.244-6     SUBCONTRACTS FOR COMMERCIAL ITEMS (MAR 2007)

(a) Definitions.

“Commercial item”, has the meaning contained in Federal Acquisition Regulation 2.101, Definitions.

“Subcontract”, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c) (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans  (SEP 2006) (38 U.S.C. 4212(a)).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201). Flow down as required in accordance with paragraph (g) of FAR clause 52.222-39).

(vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

(End of clause)

52.245-1     GOVERNMENT PROPERTY (JUN 2007)

(a) Definitions. As used in this clause—

Acquisition cost means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

Cannibalize means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.

Contractor-acquired property means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.

Contractor inventory means—

(1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

(2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

Contractor's managerial personnel means the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(1) All or substantially all of the Contractor's business;

(2) All or substantially all of the Contractor's operation at any one plant or separate location; or

(3) A separate and complete major industrial operation.

Demilitarization means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

Discrepancies incident to shipment means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.

Equipment means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.

Government-furnished property means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract.

Government property means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

Material means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.

Nonseverable means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

Plant equipment as used in this part, means personal property of a capital nature (including equipment, machine tools, test equipment, furniture, vehicles, and accessory and auxiliary items) for use in manufacturing supplies, in performing services, or for any administrative or general plant purpose. It does not include special tooling or special test equipment.

Precious metals means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.

Property means all tangible property, both real and personal.

Property Administrator means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

Provide means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.

Real property means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing special tooling, special test equipment, or plant equipment.

Sensitive property means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

Surplus property means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).

(b) Property management. (1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry-leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.

(2) The Contractor's responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor's accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this cluase).

(3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(c) Use of Government property. The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.

(d) Government-furnished property. (1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor's timely written request, consider an equitable adjustment to the contract.

(ii) In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor's timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government's expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii) The Government may, at its option, furnish property in an ``as-is'' condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor's expense.

(3)(i) The Contracting Officer may by written notice, at any time--

(A) Increase or decrease the amount of Government-furnished property under this contract;

(B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C) Withdraw authority to use property.

(ii) Upon completion of any action(s) under aragraph (d)(3)(i) of this clause, and the Contractor's timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e) Title to Government property. (1) The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2) Fixed-price contracts. (i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as ``Government property)'', are subject to the provisions of this clause.

(ii) Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(iii) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract--

(A) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such material; and

(B) Title to all other material shall pass to and vest in the Government upon--

(1) Issuance of the material for use in contract performance;

(2) Commencement of processing of the material or its use in contract performance; or

(3) Reimbursement of the cost of the material by the Government, whichever occurs first.

(3) Title under Cost-Reimbursement or Time-and-Material Contracts or Cost-Reimbursable contract line items under Fixed-Price contracts. (i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

(ii) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon--

(A) Issuance of the property for use in contract performance;

(B) Commencement of processing of the property for use in contract performance; or

(C) Reimbursement of the cost of the property by the Government, whichever occurs first.

(iii) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (e)(3)(iii) (collectively referred to as ``Government property)'', are subject to the provisions of this clause.

(f) Contractor plans and systems. (1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.

(ii) Receipt of Government Property. The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

(A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1) The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).

(2) Quantity received (or fabricated), issued, and balance-on-hand.

(3) Unit acquisition cost.

(4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5) Unit of measure.

(6) Accountable contract number or equivalent code designation.

(7) Location.

(8) Disposition.

(9) Posting reference and date of transaction.

(10) Date placed in service.

(B) Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

(iv) Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor's system or the property is to be transferred to a follow-on contract).

(v) Subcontractor control. (A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss, damage, destruction or theft of Government property).

(B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor's property management system.

(vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.

(A) Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.

(B) Such reports shall, at a minimum, contain the following information:

(1) Date of incident (if known).

(2) The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).

(3) Quantity.

(4) Unique Item Identifier (if available).

(5) Accountable Contract number.

(6) A statement indicating current or future need.

(7) Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.

(8) All known interests in commingled property of which the Government property is a part.

(9) Cause and corrective action taken or to be taken to prevent recurrence.

(10) A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.

(11) Copies of all supporting documentation.

(12) Last known location.

(13) A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.

(vii) Relief of stewardship responsibility. Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is—

(A) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;

(B) Delivered or shipped from the Contractor’s plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(C) Disposed of in accordance with paragraphs (j) and (k) of this clause.

(viii) Utilizing Government property. (A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government.

(ix) Maintenance. The Contractor shall properly maintain Government property. The Contractor’s maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x) Property closeout. The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.

(3) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(g) Systems analysis. (1) The Government shall have access to the contractor’s premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(2) Records of Government property shall be readily available to authorized Government personnel and shall be safeguarded from tampering or destruction.

(3) Should it be determined by the Government that the Contractor’s property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.

(4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h) Contractor Liability for Government Property. (1) Unless otherwise provided for in the contract, the Contractor shall not be liable for loss, damage, destruction, or theft to the Government property furnished or acquired under this contract, except when any one of the following applies—

(i) The risk is covered by insurance or the Contractor is otherwise reimbursed (to the extent of such insurance or reimbursement). The allowability of insurance costs shall be determined in accordance with 31.205-19.

(ii) The loss, damage, destruction, or theft is the result of willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel. Contractor’s managerial personnel, in this clause, means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of all or substantially all of the Contractor’s business; all or substantially all of the Contractor’s operation at any one plant or separate location; or a separate and complete major industrial operation.

(iii) The Contracting Officer has, in writing, revoked the Government’s assumption of risk for loss, damage, destruction, or theft, due to a determination under paragraph (g) of this clause that the Contractor’s property management practices are inadequate, and/or present an undue risk to the Government, and the Contractor failed to take timely corrective action. If the Contractor can establish by clear and convincing evidence that the loss, damage, destruction, or theft of Government property occurred while the Contractor had adequate property management practices or the loss, damage, destruction, or theft of Government property did not result from the Contractor’s failure to maintain adequate property management practices, the Contractor shall not be held liable.    (2) The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.

(3) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss, damage, destruction, or theft of Government property.

(4) Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i) Equitable adjustment. Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor’s exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:

(1) Any delay in delivery of Government-furnished property.

(2) Delivery of Government-furnished property in a condition not suitable for its intended use.

(3) An increase, decrease, or substitution of Government-furnished property.

(4) Failure to repair or replace Government property for which the Government is responsible.

(j) Contractor inventory disposal. Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer.

(1) Scrap to which the Government has obtained title under paragraph (e) of this clause. (i) Contractor with an approved scrap procedure. (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that—

(1) Requires demilitarization;

2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap. The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.

(2) Predisposal requirements. (i) Once the Contractor determines that Contractor-acquired property is no longer needed for contract performance, the Contractor in the following order of priority—

(A) May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;

(B) May purchase the property at the acquisition cost; or

(C) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier’s customary practices).

(ii) The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of this clause.

(3) Inventory disposal schedules. (i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify—

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;

(B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C) Termination inventory.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Information technology (e.g., computers, computer components, peripheral equipment, and related equipment);

(E) Precious metals;

(F) Nonnuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use. Property with the same description, condition code, and reporting location may be grouped in a single line item.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—

(i) 30-days following the Contractor’s determination that a Government property item is no longer required for performance of this contract;

(ii) 60 days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) 120 days, or such longer period as may be approved by the Termination Contracting Officer following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may—

(i) Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and

(ii) Require the Contractor to correct an inventory disposal schedule.

(6) Postsubmission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(7) Storage. (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121\st\ day.

(ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(8) Disposition instructions. (i) If the Government does not furnish disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(9) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(10) Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.

(k) Abandonment of Government property. (1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor’s written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government—furnished property is withdrawn or is unsuitable for the intended use, or if other

Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l) Communication. All communications under this clause shall be in writing.

(m) Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words ``Government’’ and ``Government-furnished’’ (wherever they appear in this clause) shall be construed as ``United States Government’’ and ``United States Government-furnished,’’ respectively.

(End of Clause)

52.245-1    GOVERNMENT PROPERTY (JUNE 2007) (DEVIATION)

(a) Definitions. As used in this clause—

“Acquisition cost” means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

“Cannibalize” means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.

“Contractor-acquired property” means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.

“Contractor inventory” means—

(1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

(2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

(4) “Contractor’s managerial personnel” means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(1) All or substantially all of the Contractor’s business;

(2) All or substantially all of the Contractor’s operation at any one plant or separate location; or

(3) A separate and complete major industrial operation.

“Demilitarization” means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

“Discrepancies incident to shipment” means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.

“Equipment” means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.

“Government-furnished property” means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract.

“Government property” means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

“Material” means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.

“Nonseverable” means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

“Precious metals” means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.

“Property” means all tangible property, both real and personal.

“Property Administrator” means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

“Provide” means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.

“Real property” means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing personal property.

“Sensitive property” means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

“Surplus property” means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).

(b) Property management.

(1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry-leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.

(2) The Contractor’s responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor’s accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this clause).

(3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(c) Use of Government property. The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.

(d) Government-furnished property.

(1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor’s timely written request, consider an equitable adjustment to the contract.

(ii) In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor’s timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government’s expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii) The Government may, at its option, furnish property in an “as-is” condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor’s expense.

(3)

(i) The Contracting Officer may by written notice, at any time—

(A) Increase or decrease the amount of Government-furnished property under this contract;

(B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C) Withdraw authority to use property.

(ii) Upon completion of any action(s) under paragraph (d)(3)(i) of this clause, and the Contractor’s timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e) Title to Government property.

(1) The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2) Fixed-price contracts.

(i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause.

(ii) Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(iii) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract—

(A) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and

(B) Title to all other material shall pass to and vest in the Government upon—

(1) Issuance of the material for use in contract performance;

(2) Commencement of processing of the material or its use in contract performance; or

(3) Reimbursement of the cost of the material by the Government, whichever occurs first.

(4) Title under Cost-Reimbursement or Time-and-Material Contracts or Cost-Reimbursable contract line items under Fixed-Price contracts.

(i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.

(ii) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon—

(A) Issuance of the property for use in contract performance;

(B) Commencement of processing of the property for use in contract performance; or

(C) Reimbursement of the cost of the property by the Government, whichever occurs first.

(iii) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (e)(3)(iii) (collectively referred to as “Government property”), are subject to the provisions of this clause.

(f) Contractor plans and systems.

(1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.

(ii) Receipt of Government Property. The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

(A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1) The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).

(2) Quantity received (or fabricated), issued, and balance-on-hand.

(3) Unit acquisition cost.

(4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5) Unit of measure.

(6) Accountable contract number or equivalent code designation.

(7) Location.

(8) Disposition.

(9) Posting reference and date of transaction.

(10) Date placed in service.

(B) Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

(iv) Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor’s system or the property is to be transferred to a follow-on contract).

(v) Subcontractor control.

(A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss, damage, destruction or theft of Government property).

(B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor’s property management system.

(vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.

(A) Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.

(B) Such reports shall, at a minimum, contain the following information:

(1) Date of incident (if known).

(2) The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).

(3) Quantity.

(4) Unique Item Identifier (if available).

(5) Accountable Contract number.

(6) A statement indicating current or future need.

(7) Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.

(8) All known interests in commingled property of which the Government property is a part.

(9) Cause and corrective action taken or to be taken to prevent recurrence.

(10) A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.

(11) Copies of all supporting documentation.

(12) Last known location.

(13) A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.

(vii) Relief of stewardship responsibility. Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is—

(A) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;

(B) Delivered or shipped from the Contractor’s plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(C) Disposed of in accordance with paragraphs (j) and (k) of this clause.

(viii) Utilizing Government property.

(A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government.

(ix) Maintenance. The Contractor shall properly maintain Government property. The Contractor’s maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x) Property closeout. The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.

(3) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(g) Systems analysis.

(1) The Government shall have access to the contractor’s premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(2) Records of Government property shall be readily available to authorized Government personnel and shall be safeguarded from tampering or destruction.

(3) Should it be determined by the Government that the Contractor’s property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.

(4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h) Contractor Liability for Government Property.

(1) Unless otherwise provided for in the contract, the Contractor shall not be liable for loss, damage, destruction, or theft to the Government property furnished or acquired under this contract, except when any one of the following applies—

(i) The risk is covered by insurance or the Contractor is otherwise reimbursed (to the extent of such insurance or reimbursement). The allowability of insurance costs shall be determined in accordance with 31.205-19.

(ii) The loss, damage, destruction, or theft is the result of willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel. Contractor’s managerial personnel, in this clause, means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of all or substantially all of the Contractor’s business; all or substantially all of the Contractor’s operation at any one plant or separate location; or a separate and complete major industrial operation.

(iii) The Contracting Officer has, in writing, revoked the Government’s assumption of risk for loss, damage, destruction, or theft, due to a determination under paragraph (g) of this clause that the Contractor’s property management practices are inadequate, and/or present an undue risk to the Government, and the Contractor failed to take timely corrective action. If the Contractor can establish by clear and convincing evidence that the loss, damage, destruction, or theft of Government property occurred while the Contractor had adequate property management practices or the loss, damage, destruction, or theft of Government property did not result from the Contractor’s failure to maintain adequate property management practices, the Contractor shall not be held liable.

(2) The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.

(3) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss, damage, destruction, or theft of Government property.

(4) Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i) Equitable adjustment. Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor’s exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:

(1) Any delay in delivery of Government-furnished property.

(2) Delivery of Government-furnished property in a condition not suitable for its intended use.

(3) An increase, decrease, or substitution of Government-furnished property.

(4) Failure to repair or replace Government property for which the Government is responsible.

(j) Contractor inventory disposal. Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer.

(1) Scrap to which the Government has obtained title under paragraph (e) of this clause.

(i) Contractor with an approved scrap procedure.

(A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that—

(1) Requires demilitarization;

(2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap. The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.

(2) Predisposal requirements.

(i) Once the Contractor determines that Contractor-acquired property is no longer needed for contract performance, the Contractor in the following order of priority—

(A) May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;

(B) May purchase the property at the acquisition cost; or

(C) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier’s customary practices).

(ii) The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of ths clause.

(3) Inventory disposal schedules.

(i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify—

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;

(B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C) Termination inventory.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Information technology (e.g., computers, computer components, peripheral equipment, and related equipment);

(E) Precious metals;

(F) Nonnuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use. Property with the same description, condition code, and reporting location may be grouped in a single line item.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—

(i) 30-days following the Contractor’s determination that a Government property item is no longer required for performance of this contract;

(ii) 60 days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) 120 days, or such longer period as may be approved by the Termination Contracting Officer following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may—

(i) Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and

(ii) Require the Contractor to correct an inventory disposal schedule.

(6) Postsubmission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(7) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(8) Disposition instructions.

(i) If the Government does not furnish disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(9) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(10) Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.

(k) Abandonment of Government property.

(1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor’s written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l) Communication. All communications under this clause shall be in writing.

(m) Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of clause)

52.245-1     GOVERNMENT PROPERTY (JUNE 2007) ALTERNATE I (JUNE 2007)

(a) Definitions. As used in this clause—

Acquisition cost means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

Cannibalize means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.

Contractor-acquired property means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.

Contractor inventory means—

(1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

(2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

Contractor’s managerial personnel means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(1) All or substantially all of the Contractor’s business;

(2) All or substantially all of the Contractor’s operation at any one plant or separate location; or

(3) A separate and complete major industrial operation.

Demilitarization means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

Discrepancies incident to shipment means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.

Equipment means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.

Government-furnished property means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract.

Government property means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

Material means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.

Nonseverable means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

Plant equipment as used in this part, means personal property of a capital nature (including equipment, machine tools, test equipment, furniture, vehicles, and accessory and auxiliary items) for use in manufacturing supplies, in performing services, or for any administrative or general plant purpose. It does not include special tooling or special test equipment.

Precious metals means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.

Property means all tangible property, both real and personal.

Property Administrator means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

Provide means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.

Real property means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing special tooling, special test equipment, or plant equipment.

Sensitive property means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

Surplus property means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).

(b) Property management. (1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry-leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.

(2) The Contractor’s responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor’s accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this cluase).

(3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(c) Use of Government property. The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.

(d) Government-furnished property. (1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor's timely written request, consider an equitable adjustment to the contract.

(ii) In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor's timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government's expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii) The Government may, at its option, furnish property in an ``as-is'' condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor's expense.

(3)(i) The Contracting Officer may by written notice, at any time--

(A) Increase or decrease the amount of Government-furnished property under this contract;

(B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C) Withdraw authority to use property.

(ii) Upon completion of any action(s) under aragraph (d)(3)(i) of this clause, and the Contractor's timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e) Title to Government property. (1) The Government shall retain title to all Government-furnished property. Title to

Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2) Fixed-price contracts. (i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as ``Government property)'', are subject to the provisions of this clause.

(ii) Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(iii) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract--

(A) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such material; and

(B) Title to all other material shall pass to and vest in the Government upon--

(1) Issuance of the material for use in contract performance;

(2) Commencement of processing of the material or its use in contract performance; or

(3) Reimbursement of the cost of the material by the Government, whichever occurs first.

(3) Title under Cost-Reimbursement or Time-and-Material Contracts or Cost-Reimbursable contract line items under Fixed-Price contracts. (i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

(ii) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon--

(A) Issuance of the property for use in contract performance;

(B) Commencement of processing of the property for use in contract performance; or

(C) Reimbursement of the cost of the property by the Government, whichever occurs first.

(iii) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (e)(3)(iii) (collectively referred to as ``Government property)'', are subject to the provisions of this clause.

(f) Contractor plans and systems. (1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.

(ii) Receipt of Government Property. The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

(A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1) The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).

(2) Quantity received (or fabricated), issued, and balance-on-hand.

(3) Unit acquisition cost.

(4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5) Unit of measure.

(6) Accountable contract number or equivalent code designation.

(7) Location.

(8) Disposition.

(9) Posting reference and date of transaction.

(10) Date placed in service.

(B) Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

(iv) Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor's system or the property is to be transferred to a follow-on contract).

(v) Subcontractor control. (A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss, damage, destruction or theft of Government property).

(B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor's property management system.

(vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.

(A) Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.

(B) Such reports shall, at a minimum, contain the following information:

(1) Date of incident (if known).

(2) The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).

(3) Quantity.

(4) Unique Item Identifier (if available).

(5) Accountable Contract number.

(6) A statement indicating current or future need.

(7) Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.

(8) All known interests in commingled property of which the Government property is a part.

(9) Cause and corrective action taken or to be taken to prevent recurrence.

(10) A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.

(11) Copies of all supporting documentation.

(12) Last known location.

(13) A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.

(vii) Relief of stewardship responsibility. Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is--

(A) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;

(B) Delivered or shipped from the Contractor's plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(C) Disposed of in accordance with paragraphs (j) and (k) of this clause.

(viii) Utilizing Government property. (A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government.

(ix) Maintenance. The Contractor shall properly maintain Government property. The Contractor's maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x) Property closeout. The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.

(3) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(g) Systems analysis. (1) The Government shall have access to the contractor's premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor's property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(2) Records of Government property shall be readily available to authorized Government personnel and shall be safeguarded from tampering or destruction.

(3) Should it be determined by the Government that the Contractor's property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.

(4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor's property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h)(1) The Contractor assumes the risk of, and shall be responsible for, any loss, damage, destruction, or theft of Government property upon its delivery to the Contractor as Government-furnished property. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.

(2) The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.

(3) The Contractor shall do nothing to prejudice the Government's rights to recover against third parties for any loss, damage, destruction, or theft of Government property.

(4) Upon the request of the Contracting Officer, the Contractor shall, at the Government's expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i) Equitable adjustment. Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor's exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:

(1) Any delay in delivery of Government-furnished property.

(2) Delivery of Government-furnished property in a condition not suitable for its intended use.

(3) An increase, decrease, or substitution of Government-furnished property.

(4) Failure to repair or replace Government property for which the Government is responsible.

(j) Contractor inventory disposal. Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer.

(1) Scrap to which the Government has obtained title under paragraph (e) of this clause. (i) Contractor with an approved scrap procedure. (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that--

(1) Requires demilitarization;

2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap. The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.

(2) Predisposal requirements. (i) Once the Contractor determines that Contractor-acquired property is no longer needed for contract performance, the Contractor in the following order of priority—

(A) May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;

(B) May purchase the property at the acquisition cost; or

(C) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier's customary practices).

(ii) The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of this clause.

(3) Inventory disposal schedules. (i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify--

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;

(B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C) Termination inventory.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for--

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Information technology (e.g., computers, computer components, peripheral equipment, and related equipment);

(E) Precious metals;

(F) Nonnuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use. Property with the same description, condition code, and reporting location may be grouped in a single line item.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than--

(i) 30-days following the Contractor's determination that a Government property item is no longer required for performance of this contract;

(ii) 60 days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) 120 days, or such longer period as may be approved by the Termination Contracting Officer following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may--

(i) Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and

(ii) Require the Contractor to correct an inventory disposal schedule.

(6) Postsubmission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(7) Storage. (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government's failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121\st\ day.

(ii) The Contractor shall obtain the Plant Clearance Officer's approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property's physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(8) Disposition instructions. (i) If the Government does not furnish disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor's approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(9) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(10) Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.

(k) Abandonment of Government property. (1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor's written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor's premises under any circumstances; however, if Government--furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l) Communication. All communications under this clause shall be in writing.

(m) Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words ``Government'' and ``Government-furnished'' (wherever they appear in this clause) shall be construed as ``United States Government'' and ``United States Government-furnished,'' respectively.

(End of Clause)

52.245-1    GOVERNMENT PROPERTY (JUNE 2007) ALTERNATE II (JUNE 2007)

(a) Definitions. As used in this clause--

Acquisition cost means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

Cannibalize means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.

Contractor-acquired property means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.

Contractor inventory means--

(1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

(2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

Contractor’s managerial personnel means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(1) All or substantially all of the Contractor’s business;

(2) All or substantially all of the Contractor’s operation at any one plant or separate location; or

(3) A separate and complete major industrial operation.

Demilitarization means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

Discrepancies incident to shipment means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.

Equipment means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.

Government-furnished property means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract.

Government property means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

Material means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.

Nonseverable means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

Plant equipment as used in this part, means personal property of a capital nature (including equipment, machine tools, test equipment, furniture, vehicles, and accessory and auxiliary items) for use in manufacturing supplies, in performing services, or for any administrative or general plant purpose. It does not include special tooling or special test equipment.Precious metals means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.

Property means all tangible property, both real and personal.

Property Administrator means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

Provide means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.

Real property means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing special tooling, special test equipment, or plant equipment.

Sensitive property means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

Surplus property means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).

(b) Property management. (1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry-leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.

(2) The Contractor’s responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor’s accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this cluase).

(3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(c) Use of Government property. The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.

(d) Government-furnished property. (1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor’s timely written request, consider an equitable adjustment to the contract.

(ii) In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor’s timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government’s expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii) The Government may, at its option, furnish property in an ``as-is’’ condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor’s expense.

(3)(i) The Contracting Officer may by written notice, at any time—

(A) Increase or decrease the amount of Government-furnished property under this contract;

(B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C) Withdraw authority to use property.

(ii) Upon completion of any action(s) under aragraph (d)(3)(i) of this clause, and the Contractor’s timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e) Title to Government property. (1) The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2) Fixed-price contracts. (i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as ``Government property)’’, are subject to the provisions of this clause.

(ii) Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(iii) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract—

(A) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and

(B) Title to all other material shall pass to and vest in the Government upon—

(1) Issuance of the material for use in contract performance;

(2) Commencement of processing of the material or its use in contract performance; or

(3) Reimbursement of the cost of the material by the Government, whichever occurs first.

(3) Title to property (and other tangible personal property) purchased with funds available for research and having an acquisition cost of less than $5,000 shall vest in the Contractor upon acquisition or as soon thereafter as feasible; provided that the Contractor obtained the Contracting Officer’s approval before each acquisition. Title to property purchased with funds available for research and having an acquisition cost of $5,000 or more shall vest as set forth in this contract. If title to property vests in the Contractor under this paragraph, the Contractor agrees that no costs shall be allowed for any depreciation, amortization, or use under any existing or future Government contract or subcontract thereunder. The Contractor shall furnish the Contracting Officer a list of all property to which title is vested in the Contractor under this paragraph within 10 days following the end of the calendar quarter during which it was received. Vesting title under this paragraph is subject to civil rights legislation, 42 U.S.C. 2000d. Before title is vested and by signing this contract, the Contractor accepts and agrees that—    ``No person in the United States or its outlying areas shall, on the ground of race, color, or national origin, be excluded from participation in, be denied the benefits of, or be otherwise subjected to discrimination under this contemplated financial assistance (title to property).’’

(f) Contractor plans and systems. (1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.

(ii) Receipt of Government Property. The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

(A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1) The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).

(2) Quantity received (or fabricated), issued, and balance-on-hand.

(3) Unit acquisition cost.

(4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5) Unit of measure.

(6) Accountable contract number or equivalent code designation.

(7) Location.

(8) Disposition.

(9) Posting reference and date of transaction.

(10) Date placed in service.

(B) Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

(iv) Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor’s system or the property is to be transferred to a follow-on contract).

(v) Subcontractor control. (A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss, damage, destruction or theft of Government property).

(B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor’s property management system.

(vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.

(A) Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.

(B) Such reports shall, at a minimum, contain the following information:

(1) Date of incident (if known).

(2) The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).

(3) Quantity.

(4) Unique Item Identifier (if available).

(5) Accountable Contract number.

(6) A statement indicating current or future need.

(7) Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.

(8) All known interests in commingled property of which the Government property is a part.

(9) Cause and corrective action taken or to be taken to prevent recurrence.

(10) A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.

(11) Copies of all supporting documentation.

(12) Last known location.

(13) A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.

(vii) Relief of stewardship responsibility. Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is—

(A) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;

(B) Delivered or shipped from the Contractor’s plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(C) Disposed of in accordance with paragraphs (j) and (k) of this clause.

(viii) Utilizing Government property. (A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government.

(ix) Maintenance. The Contractor shall properly maintain Government property. The Contractor’s maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x) Property closeout. The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.

(3) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(g) Systems analysis. (1) The Government shall have access to the contractor’s premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(2) Records of Government property shall be readily available to authorized Government personnel and shall be safeguarded from tampering or destruction.

(3) Should it be determined by the Government that the Contractor’s property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.

(4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h) Contractor Liability for Government Property. (1) Unless otherwise provided for in the contract, the Contractor shall not be liable for loss, damage, destruction, or theft to the Government property furnished or acquired under this contract, except when any one of the following applies—

(i) The risk is covered by insurance or the Contractor is otherwise reimbursed (to the extent of such insurance or reimbursement). The allowability of insurance costs shall be determined in accordance with 31.205-19.

(ii) The loss, damage, destruction, or theft is the result of willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel. Contractor’s managerial personnel, in this clause, means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of all or substantially all of the Contractor’s business; all or substantially all of the Contractor’s operation at any one plant or separate location; or a separate and complete major industrial operation.

(iii) The Contracting Officer has, in writing, revoked the Government’s assumption of risk for loss, damage, destruction, or theft, due to a determination under paragraph (g) of this clause that the Contractor’s property management practices are inadequate, and/or present an undue risk to the Government, and the Contractor failed to take timely corrective action. If the Contractor can establish by clear and convincing evidence that the loss, damage, destruction, or theft of Government property occurred while the Contractor had adequate property management practices or the loss, damage, destruction, or theft of Government property did not result from the Contractor’s failure to maintain adequate property management practices, the Contractor shall not be held liable.    (2) The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.

(3) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss, damage, destruction, or theft of Government property.

(4) Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i) Equitable adjustment. Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor’s exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:

(1) Any delay in delivery of Government-furnished property.

(2) Delivery of Government-furnished property in a condition not suitable for its intended use.

(3) An increase, decrease, or substitution of Government-furnished property.

(4) Failure to repair or replace Government property for which the Government is responsible.

(j) Contractor inventory disposal. Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer.

(1) Scrap to which the Government has obtained title under paragraph (e) of this clause. (i) Contractor with an approved scrap procedure. (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that—

(1) Requires demilitarization;

2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap. The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.

(2) Predisposal requirements. (i) Once the Contractor determines that Contractor-acquired property is no longer needed for contract performance, the Contractor in the following order of priority—

(A) May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;

(B) May purchase the property at the acquisition cost; or

(C) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier’s customary practices).

(ii) The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of this clause.

(3) Inventory disposal schedules. (i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify—

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;

(B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C) Termination inventory.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Information technology (e.g., computers, computer components, peripheral equipment, and related equipment);

(E) Precious metals;

(F) Nonnuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use. Property with the same description, condition code, and reporting location may be grouped in a single line item.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—

(i) 30-days following the Contractor’s determination that a Government property item is no longer required for performance of this contract;

(ii) 60 days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) 120 days, or such longer period as may be approved by the Termination Contracting Officer following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may—

(i) Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and

(ii) Require the Contractor to correct an inventory disposal schedule.

(6) Postsubmission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(7) Storage. (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121\st\ day.

(ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(8) Disposition instructions. (i) If the Government does not furnish disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(9) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(10) Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.

(k) Abandonment of Government property. (1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor’s written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government–furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l) Communication. All communications under this clause shall be in writing.

(m) Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words ``Government’’ and ``Government-furnished’’ (wherever they appear in this clause) shall be construed as ``United States Government’’ and ``United States Government-furnished,’’ respectively.

(End of Clause)

52.245-9     USE AND CHARGES (JUN 2007)

(a) Definitions. As used in this clause:

Acquisition cost means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

Government property means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

Plant equipment, as used in this part, means personal property of a capital nature (including equipment, machine tools, test equipment, furniture, vehicles, and accessory and auxiliary items) for use in manufacturing supplies, in performing services, or for any administrative or general plant purpose. It does not include special tooling or special test equipment.

Real property means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing special tooling, special test equipment, or plant equipment.

Rental period means the calendar period during which Government property is made available for nongovernmental purposes.

Rental time means the number of hours, to the nearest whole hour, rented property is actually used for nongovernmental purposes. It includes time to set up the property for such purposes, perform required maintenance, and restore the property to its condition prior to rental (less normal wear and tear).

(b) Use of Government property. The Contractor may use the Government property without charge in the performance of—

(1) Contracts with the Government that specifically authorize such use without charge;

(2) Subcontracts of any tier under Government prime contracts if the Contracting Officer having cognizance of the prime contract—

(i) Approves a subcontract specifically authorizing such use; or

(ii) Otherwise authorizes such use in writing; and

(3) Other work, if the Contracting Officer specifically authorizes in writing use without charge for such work.

(c) Rental. If granted written permission by the Contracting Officer, or if it is specifically provided for in the Schedule, the Contractor may use the Government property (except material) for a rental fee for work other than that provided in paragraph (b) of this clause. Authorizing such use of the Government property does not waive any rights of the Government to terminate the Contractor’s right to use the Government property. The rental fee shall be determined in accordance with the following paragraphs.

(d) General. (1) Rental requests shall be submitted to the Administrative Contracting Officer (ACO), identify the property for which rental is requested, propose a rental period, and compute an estimated rental charge by using the Contractor’s best estimate of rental time in the formulae described in paragraph (e) of this clause.

(2) The Contractor shall not use Government property for nongovernmental purposes, including Independent Research and Development, until a rental charge for real property, or estimated rental charge for other property, is agreed upon. Rented property shall be used only on a non-interference basis.

(e) Rental charge.—

(1) Real property and associated fixtures.

(i) The Contractor shall obtain, at its expense, a property appraisal from an independent licensed, accredited, or certified appraiser that computes a monthly, daily, or hourly rental rate for comparable commercial property. The appraisal may be used to compute rentals under this clause throughout its effective period or, if an effective period is not stated in the appraisal, for one year following the date the appraisal was performed. The Contractor shall submit the appraisal to the ACO at least 30 days prior to the date the property is needed for nongovernmental use. Except as provided in paragraph (e)(1)(iii) of this clause, the ACO shall use the appraisal rental rate to determine a reasonable rental charge.

(ii) Rental charges shall be determined by multiplying the rental time by the appraisal rental rate expressed as a rate per hour. Monthly or daily appraisal rental rates shall be divided by 720 or 24, respectively, to determine an hourly rental rate.

(iii) When the ACO believes the appraisal rental rate is unreasonable, the ACO shall promptly notify the Contractor. The parties may agree on an alternative means for computing a reasonable rental charge.

(iv) The Contractor shall obtain, at its expense, additional property appraisals in the same manner as provided in paragraph (e)(1)(i) if the effective period has expired and the Contractor desires the continued use of property for nongovernmental use. The Contractor may obtain additional appraisals within the effective period of the current appraisal if the market prices decrease substantially.

(2) Other Government property. The Contractor may elect to compute the rental charge using the appraisal method described in paragraph (e)(1) of this clause subject to the constraints therein or the following formula in which rental time shall be expressed in increments of not less than one hour with portions of hours rounded to the next higher hour: The rental charge is calculated by multiplying 2 percent of the acquisition cost by the hours of rental time, and dividing by 720.

(3) Alternative methodology. The Contractor may request consideration of an alternative basis for computing the rental charge if it considers the monthly rental rate or a time-based rental unreasonable or impractical.

(f) Rental payments. (1) Rent is due 60 days following completion of the rental period or as otherwise specified in the contract. The Contractor shall compute the rental due, and furnish records or other supporting data in sufficient detail to permit the ACO to verify the rental time and computation. Payment shall be made by check payable to the Treasurer of the United States and sent to the contract administration office identified in this contract, unless otherwise specified by the Contracting Officer.

(2) Interest will be charged if payment is not made by the date specified in paragraph (f)(1) of this clause. Interest will accrue at the ``Renegotiation Board Interest Rate’’ (published in the Federal Register semiannually on or about January 1\st\ and July 1\st\) for the period in which the rent is due.

(3) The Government’s acceptance of any rental payment under this clause, in whole or in part, shall not be construed as a waiver or relinquishment of any rights it may have against the Contractor stemming from the Contractor’s unauthorized use of Government property or any other failure to perform this contract according to its terms.

(g) Use revocation. At any time during the rental period, the Government may revoke nongovernmental use authorization and require the Contractor, at the Contractor’s expense, to return the property to the Government, restore the property to its pre-rental condition (less normal wear and tear), or both.

(h) Unauthorized use. The unauthorized use of Government property can subject a person to fines, imprisonment, or both, under 18 U.S.C. 641.

(End of clause)

52.252-6     AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

(End of clause)

252.211-7003    ITEM IDENTIFICATION AND VALUATION (AUG 2008)

(a) Definitions. As used in this clause’

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means—

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/pdi/uid/iuid_equivalents.html.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Government’s unit acquisition cost means—

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, GS1 Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) Unique item identifier.

(1) The Contractor shall provide a unique item identifier for the following:

(i) All delivered items for which the Government’s unit acquisition cost is $5,000 or more.

(ii) The following items for which the Government’s unit acquisition cost is less than $5,000:

Contract line, subline, or exhibit line

item No.	Item description

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number ----.

(2) The unique item identifier and the component data elements of the DoD unique item identification shall not change over the life of the item.

(3) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that—

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology—EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology—EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and

(ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology—Transfer Syntax for High Capacity Automatic Data Capture Media.

(4) Unique item identifier.

(i) The Contractor shall—

(A) Determine whether to—

(1) Serialize within the enterprise identifier;

(2) Serialize within the part, lot, or batch number; or

(3) Use a DoD recognized unique identification equivalent; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only: original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code—

(A) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Unique item identifier.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number (if there is serialization within the original part number).

(6) Lot or batch number (if there is serialization within the lot or batch number).

(7) Current part number (optional and only if not the same as the original part number).

(8) Current part number effective date (optional and only if current part number is used).

(9) Serial number (if concatenated unique item identifier is used).

(10) Government’s unit acquisition cost.

(11) Unit of measure.

(e) For embedded subassemblies, components, and parts that require DoD unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report as part of, or associated with, the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Unique item identifier of the parent item under paragraph (c)(1) of this clause that contains the embedded subassembly, component, or part.

(2) Unique item identifier of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**

(6) Original part number (if there is serialization within the original part number).**

(7) Lot or batch number (if there is serialization within the lot or batch number).**

(8) Current part number (optional and only if not the same as the original part number).**

(9) Current part number effective date (optional and only if current part number is used).**

(10) Serial number (if concatenated unique item identifier is used).**

(11) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/pdi/uid/data_

submission_information.html.

(g) Subcontracts. If the Contractor acquires by subcontract, any item(s) for which unique item identification is required in accordance with paragraph (c)(1) of this clause, the Contractor shall include this clause, including this paragraph (g), in the applicable subcontract(s).

(End of clause)

252.227-7025     LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS.  (JUN 1995)

(a)(1) For contracts requiring the delivery of technical data, the terms “limited rights” and “Government purpose rights” are defined in the Rights in Technical Data—Noncommercial Items clause of this contract.

(2) For contracts that do not require the delivery of technical data, the terms “government purpose rights” and “restricted rights” are defined in the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract.

(3) For Small Business Innovative Research program contracts, the terms “limited rights” and “restricted rights” are defined in the Rights in Noncommercial Technical Data and Computer Software—Small Business Innovative Research (SBIR) Program clause of this contract.

(b) Technical data or computer software provided to the Contractor as Government furnished information (GFI) under this contract may be subject to restrictions on use, modification, reproduction, release, performance, display, or further disclosure.

(1) GFI marked with limited or restricted rights legends. The Contractor shall use, modify, reproduce, perform, or display technical data received from the Government with limited rights legends or computer software received with restricted rights legends only in the performance of this contract. The Contractor shall not, without the express written permission of the party whose name appears in the legend, release or disclose such data or software to any person.

(2) GFI marked with government purpose rights legends. The Contractor shall use technical data or computer software received from the Government with government purpose rights legends for government purposes only. The Contractor shall not, without the express written permission of the party whose name appears in the restrictive legend, use, modify, reproduce, release, perform, or display such data or software for any commercial purpose or disclose such data or software to a person other than its subcontractors, suppliers, or prospective subcontractors or suppliers, who require the data or software to submit offers for, or perform, contracts under this contract. Prior to disclosing the data or software, the Contractor shall require the persons to whom disclosure will be made to complete and sign the non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS).

(3) GFI marked with specially negotiated license rights legends. The Contractor shall use, modify, reproduce, release, perform, or display technical data or computer software received from the Government with specially negotiated license legends only as permitted in the license. Such data or software may not be released or disclosed to other persons unless permitted by the license and, prior to release or disclosure, the intended recipient has completed the non-disclosure agreement at DFARS 227.7103-7. The Contractor shall modify paragraph (1)(c) of the non-disclosure agreement to reflect the recipient’s obligations regarding use, modification, reproduction, release, performance, display, and disclosure of the data or software.

(c) Indemnification and creation of third party beneficiary rights. The Contractor agrees—

(1) To indemnify and hold harmless the Government, its agents, and employees from every claim or liability, including attorneys fees, court costs, and expenses, arising out of, or in any way related to, the misuse or unauthorized modification, reproduction, release, performance, display, or disclosure of technical data or computer software received from the Government with restrictive legends by the Contractor or any person to whom the Contractor has released or disclosed such data or software; and

(2) That the party whose name appears on the restrictive legend, in addition to any other rights it may have, is a third party beneficiary who has the right of direct action against the Contractor, or any person to whom the Contractor has released or disclosed such data or software, for the unauthorized duplication, release, or disclosure of technical data or computer software subject to restrictive legends.

(End of clause)

252.247-7023     Transportation of Supplies by Sea (MAY 2002)

(a) Definitions.  As used in this clause —

(1) “Components” means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

(2) “Department of Defense” (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

(3) “Foreign flag vessel” means any vessel that is not a U.S.-flag vessel.

(4) “Ocean transportation” means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

(5) “Subcontractor” means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

(6) “Supplies” means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

(i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

(ii) “Supplies” includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

(7) “U.S.-flag vessel” means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b)(1) The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract.

(2) A subcontractor transporting supplies by sea under this contract shall use U.S.-flag vessels if—

(i) This contract is a construction contract; or

(ii) The supplies being transported are--

(A) Noncommercial items; or

(B) Commercial items that--

(1) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it contracts for f.o.b. destination shipment);

(2) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(3) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

(c) The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that --

(1) U.S.-flag vessels are not available for timely shipment;

(2) The freight charges are inordinately excessive or unreasonable; or

(3) Freight charges are higher than charges to private persons for transportation of like goods.

(d) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules.  The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer’s failure to grant approvals to meet the shipper’s sailing date will not of itself constitute a compensable delay under this or any other clause of this contract.  Requests shall contain at a minimum --

(1) Type, weight, and cube of cargo;

(2) Required shipping date;

(3) Special handling and discharge requirements;

(4) Loading and discharge points;

(5) Name of shipper and consignee;

(6) Prime contract number; and

(7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted.  Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(e) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Maritime Administration, Office of Cargo Preference, U.S. Department of Transportation, 400 Seventh Street SW., Washington, DC 20590, one copy of the rated on board vessel operating carrier’s ocean bill of lading, which shall contain the following information:

(1) Prime contract number;

(2) Name of vessel;

(3) Vessel flag of registry;

(4) Date of loading;

(5) Port of loading;

(6) Port of final discharge;

(7) Description of commodity;

(8) Gross weight in pounds and cubic feet if available;

(9) Total ocean freight in U.S. dollars; and

(10) Name of the steamship company.

(f) The Contractor shall provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

(1) No ocean transportation was used in the performance of this contract;

(2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

(3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

(4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer.  The Contractor shall describe these shipments in the following format:

ITEM DESCRIPTION	CONTRACT LINE ITEMS	QUANTITY

TOTAL

(g) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract.  In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(h) In the award of subcontracts for the types of supplies described in paragraph (b)(2) of this clause, the Contractor shall flow down the requirements of this clause as follows:

(1) The Contractor shall insert the substance of this clause, including this paragraph (h), in subcontracts that exceed the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.

(2) The Contractor shall insert the substance of paragraphs (a) through (e) of this clause, and this paragraph (h), in subcontracts that are at or below the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.

(End of clause)

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000)

(a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies.  If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor --

(1) Shall notify the Contracting Officer of that fact; and

(2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b) The Contractor shall include this clause; including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties--

(1) In all subcontracts under this contract, if this contract is a construction contract; or

(2) If this contract is not a construction contract, in all subcontracts under this contract that are for--

(i) Noncommercial items; or

(ii) Commercial items that—

(A) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);

(B) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(C) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

(End of clause)

Section J - List of Documents, Exhibits and Other Attachments

CLAUSES INCORPORATED BY FULL TEXT

The following document(s), exhibit(s), and other attachment(s) form a part of this contract:

Contract Data Requirements List, DD Form 1423 – Exhibit A, 3, page(s);

Contractor Data Rights Assertion – Attachment 1, 1, page(s);

Financial Accounting Data Sheet – Attachment 2, 1, page(s).